Exhibit 99

                      Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet
$945,162,000  (approximate)

Asset-Backed Certificates, Series 2005-HE2
Certificates: A-2A, A-2B, A-2C, A-2D, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8,
M-9, M-10 & M-11

Asset Backed Funding Corporation
Depositor

WMC Mortgage Corporation and Ownit Mortgage Solutions, Inc.
Originators

Saxon Mortgage Services, Inc.
Servicer

The Murrayhill Company
Credit Risk Manager


August 16, 2005


Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      Asset Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE2
      $945,162,000 (approximate)
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

o     Summary of Certificates

o     Important Dates and Contacts

o     Summary of Terms

o     Credit Enhancement

o     Pass-Through Rates

o     Trigger Events

o     Yield Maintenance Agreements

o     Interest and Principal Distributions

o     Definitions

o     Bond Summary

o     Cap Schedules

Annex A

Collateral Information is located in the accompanying ABFC 2005-HE2 Annex A

                             SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------



                                                                                 Expected
                                                                                  Initial
           Expected                            Expected         Expected          Credit          Expected Ratings
          Approximate   Interest   Principal   WAL (yrs)    Principal Window    Enhancement    ----------------------
 Class    Size ($)(1)     Type       Type      Call/Mat      (mos) Call/Mat     Percentage     Moody's   S&P    Fitch
-------   -----------   --------   ---------   ---------   ------------------   -----------    -------   ----   -----
A-1(2)    250,000,000   Floating      Sen                  Not Offered Hereby
-------   -----------   --------   ---------   ---------   ------------------   -----------    -------   ----   -----
A-2A(3)   306,681,000   Floating    Sen Seq    1.00/1.00    1 to 21/1 to 21           23.45%     Aaa     AAA     AAA
A-2B(3)   123,559,000   Floating    Sen Seq    2.00/2.00   21 to 28/21 to 28          23.45%     Aaa     AAA     AAA
A-2C(3)   202,528,000   Floating    Sen Seq    3.50/3.50   28 to 73/28 to 73          23.45%     Aaa     AAA     AAA
A-2D(3)    57,033,000   Floating    Sen Seq    6.45/8.52   73 to 78/73 to 176         23.45%     Aaa     AAA     AAA
  M-1      46,653,000   Floating     Mezz      4.69/5.16   43 to 78/43 to 150         19.65%     Aa1     AA+     AA+
  M-2      41,742,000   Floating     Mezz      4.62/5.08   41 to 78/41 to 144         16.25%     Aa2      AA     AA+
  M-3      23,940,000   Floating     Mezz      4.59/5.03   40 to 78/40 to 138         14.30%     Aa3     AA-     AA
  M-4      36,217,000   Floating     Mezz      4.56/4.99   39 to 78/39 to 134         11.35%     NR      AA-     AA-
  M-5      18,415,000   Floating     Mezz      4.55/4.95   39 to 78/39 to 126          9.85%     NR       A+     A+
  M-6      18,416,000   Floating     Mezz      4.54/4.92   38 to 78/38 to 122          8.35%     NR       A+      A
  M-7      12,891,000   Floating     Mezz      4.53/4.89   38 to 78/38 to 116          7.30%     NR       A      A-
  M-8      13,504,000   Floating     Mezz      4.53/4.86   38 to 78/38 to 112          6.20%     NR       A-    BBB+
  M-9      22,099,000   Floating     Mezz      4.52/4.79   37 to 78/37 to 107          4.40%     NR      BBB+    NR
 M-10       8,594,000   Floating     Mezz      4.51/4.71   37 to 78/37 to 96           3.70%     NR      BBB     NR
 M-11      12,890,000   Floating     Mezz      4.51/4.61   37 to 78/37 to 90           2.65%     NR      BBB-    NR
-------   -----------   --------   ---------   ---------   ------------------   -----------    -------   ----   -----
B-1(4)     18,416,000   Floating     Mezz                  Not Offered Hereby                    NR      BB+     NR
B-2(4)      7,980,000   Floating     Mezz                  Not Offered Hereby                    NR       BB     NR
-------   -----------   --------   ---------   ---------   ------------------   -----------    -------   ----   -----

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Class A-1Certificates will be offered pursuant to the prospectus, but are excluded from this term sheet.

(3) The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will be sized on investor demand and may be either combined or further divided.

(4) The Class B-1 and Class B-2 Certificates will be privately offered, but are excluded from this term sheet.

--------------------------------------------------------------------------------

Structure:

(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans. The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are backed primarily by the cash flow from the Group II Mortgage Loans. The Mezzanine Certificates are backed by the cash flows from all the Mortgage Loans.

(2) The margins on the Class A Certificates will double and the margins on the Mezzanine Certificates will increase to 1.5x their original margins after the Optional Termination Date.

(3) The Offered Certificates will be subject to the related Net WAC Rate as described herein.

--------------------------------------------------------------------------------

                                  PRICING SPEED
--------------------------------------------------------------------------------

Adjustable-rate
Mortgage Loans    100% ARM PPC

                  100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

Fixed-rate
Mortgage Loans    100% FRM PPC

                  100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

                           SUMMARY OF IMPORTANT DATES

Deal Information
Expected Pricing         Week of August 15, 2005
Expected Settlement      August 30, 2005
First Distribution       September 26, 2005*
Expected Stepdown        September 25, 2008

Collateral Information
Cut-off Date             August 1, 2005

* For modeling purposes, the first Distribution Date was assumed to be September 25, 2005.

Bond Information

                          Initial                           Expected            REMIC
                          Accrual   Accrual   Delay      Last Scheduled       Maturity
Class     Dated Date       Days     Method    Days    Distribution Date(1)    Date (2)
-----   ---------------   -------   -------   -----   --------------------   -----------
 A-1                                    Not Offered Hereby
-----   ---------------   -------   -------   -----   --------------------   -----------
A-2A    August 30, 2005         0   Act/360       0    December 25, 2024     August-2035
A-2B    August 30, 2005         0   Act/360       0     October 25, 2028     August-2035
A-2C    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
A-2D    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-1    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-2    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-3    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-4    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-5    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-6    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-7    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-8    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
 M-9    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
M-10    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
M-11    August 30, 2005         0   Act/360       0      June 25, 2035       August-2035
-----   ---------------   -------   -------   -----   --------------------   -----------
 B-1                                    Not Offered Hereby
 B-2                                    Not Offered Hereby
-----   ---------------   -------   -------   -----   --------------------   -----------

(1) The Expected Last Scheduled Distribution Date has been calculated on the basis of the modeling assumptions and the assumption that there are no prepayments.

(2) The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan in the related loan group with the latest maturity date.

                                    CONTACTS
--------------------------------------------------------------------------------

Banc of America Securities LLC

Mortgage Trading/Syndicate   Tel: (212) 847-5095
                             Fax: (212) 847-5143

Patrick Beranek              patrick.beranek@bankofamerica.com
Charlene Balfour             charlene.c.balfour@bankofamerica.com

Principal Finance Group      Fax: (212) 847-5040

Juanita Deane-Warner         Tel: (212) 583-8405
                             juanita.l.deane-warner@bankofamerica.com

Rajneesh Salhotra            Tel: (212) 847-5434
                             rajneesh.salhotra@bankofamerica.com

Shaun Ahmad                  Tel: (704) 387-2658
                             shaun.ahmad@bankofamerica.com

Pauwla Rumli                 Tel: (212) 583-8447
                             pauwla.rumli@bankofamerica.com

Wilder Harvard               Tel: (212) 847-6032
                             wilder.harvard@bankofamerica.com

Rating Agencies

Wen Zhang - Moody's          (212) 553-7710
Wen Hsu - Fitch              (212) 908-0633
Spencer M. Van Kirk- S&P     (212) 438-3135

                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:    Asset Backed Funding Corporation Asset Backed
                        Certificates, Series 2005-HE2 (the "Trust").

Class A-2
Certificates:           The Class A-2A, Class A-2B, Class A-2C and Class A-2D
                        Certificates. As long as all of the Mezzanine
                        Certificates have not been reduced to zero, all principal distributions to the Class A-2 Certificates shall be paid first, to the Class A-2A Certificates until the principal balance of the Class A-2A
                        Certificates is reduced to zero, second, to the Class
                        A-2B Certificates until the principal balance of the Class A-2B Certificates is reduced to zero, third, to Class A-2C Certificates until the principal balance of the Class A-2C Certificates is reduced to zero and then to the Class A-2D Certificates. After all of the Mezzanine Certificates have been reduced to zero, the Class A-2 Certificates will pay pro rata.

Class A
Certificates:           The Class A-1 Certificates and Class A-2 Certificates.

Mezzanine
Certificates:           The Class M-1, Class M-2, Class M-3, Class M-4, Class
                        M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class
                        M-10, Class M-11, Class B-1 and Class B-2 Certificates.

Class B
Certificates:           Class B-1 and Class B-2 Certificates.

Offering Type:          All the Certificates other than the Class B Certificates
                        will be offered publicly pursuant to a Prospectus. The
                        Class A-1 and Class B Certificates are not offered hereby.

Depositor:              Asset Backed Funding Corporation.

Originators:            WMC Mortgage Corporation ("WMC") and Ownit Mortgage
                        Solutions, Inc. ("Ownit").

Servicer:               Saxon Mortgage Services, Inc.

Trustee:                Wells Fargo Bank, N.A.

Credit Risk Manager:    The Murrayhill Company.

Lead Manager and
Bookrunner:             Banc of America Securities LLC.

Closing Date:           On or about August 30, 2005.

Tax Status:             The Offered Certificates will be designated as regular
                        interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:      The Class A, Class M-1, Class M-2, Class M-3, Class M-4,
                        Class M-5, Class M-6, Class M-7, Class M-8, Class M-9,
                        Class M-10 and Class M-11 Certificates are expected to be ERISA eligible.

SMMEA Eligibility:      The Offered Certificates are not expected to constitute
                        "mortgage related securities" for purposes of SMMEA.

Distribution Dates:     The 25th of each month, or if such day is not a business
                        day, the next succeeding business day, beginning in September 2005.

Accrued Interest:       The price to be paid by investors for the Offered
                        Certificates will not include accrued interest (settle flat).

Day Count:              With respect to the Offered Certificates, Actual/360.

Payment Delay:          With respect to the Offered Certificates, 0 days.

Servicing Fee Rate:     Approximately 0.50% per annum on the aggregate principal
                        balance of the Mortgage Loans.

Credit Risk Manager
Fee Rate:               Approximately 0.0150% per annum on the aggregate
                        principal balance of the Mortgage Loans.

Cut-Off Date:           For each Mortgage Loan in the mortgage pool on the
                        Closing Date, the close of business on August 1, 2005.

Mortgage Loans:         As of the Cut-off Date, the aggregate principal balance
                        of the Mortgage Loans was approximately $1,227,696,873, of which: (i) approximately $326,583,998 consists of a pool of conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans
                        (the "Group I Mortgage Loans") and (ii) approximately
                        $901,112,875 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the "Group II
                        Mortgage Loans"; and together with the Group I Mortgage
                        Loans, the "Mortgage Loans"). Approximately 20.86% of the Mortgage Loans were originated by Ownit and approximately 79.14% of the Mortgage Loans were originated by WMC. See the accompanying ABFC 2005-HE2
                        Collateral Annex for additional information on the Mortgage Loans.

Optional Termination
Date: The first Distribution Date on which the aggregate principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date ("Cut-off Date Principal Balance").

Monthly Servicer
Advances:               The Servicer will be obligated to advance its own funds
                        in an amount equal to the aggregate of all payments of principal and interest (net of any Servicing Fees) that were due during the related period on the Mortgage
                        Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:     Credit enhancement for the structure is provided by
                        Excess Cashflow, overcollateralization,
                        cross-collateralization and subordination.

Expected Credit
Support Percentage:     Class  Initial Credit Support   After- Stepdown Support
                        -----  ----------------------   -----------------------
                          A                     23.45%                    46.90%
                         M-1                    19.65%                    39.30%
                         M-2                    16.25%                    32.50%
                         M-3                    14.30%                    28.60%
                         M-4                    11.35%                    22.70%
                         M-5                     9.85%                    19.70%
                         M-6                     8.35%                    16.70%
                         M-7                     7.30%                    14.60%
                         M-8                     6.20%                    12.40%
                         M-9                     4.40%                     8.80%
                        M-10                     3.70%                     7.40%
                        M-11                     2.65%                     5.30%
                         B-1                     1.15%                     2.30%
                         B-2                     0.50%                     1.00%

Expected
Overcollateralization
Target Amount:          Prior to the Stepdown Date, the Overcollateralization
                        Target Amount will be approximately 0.50% of the Cut-off
                        Date Principal Balance. The Overcollateralization Target
                        Amount on or after the Stepdown Date will be the greater of approximately (a) 1.00% of the aggregate Principal
                        Balance of the Mortgage Loans at the end of the related collection period after giving effect to prepayments in the related prepayment period and (b) 0.50% of the Cut-off Date Principal Balance; provided however, if a Trigger Event has occurred on the related Distribution
                        Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount for the previous Distribution Date.


Overcollateralization
Release Amount:         The Overcollateralization Release Amount means, with
                        respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and
                        (y) the excess, if any, of (i) the Overcollateralization
                        Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.


Overcollateralization
Deficiency Amount:      As of any Distribution Date, the Overcollateralization
                        Deficiency Amount is the excess, if any, of (a) the Overcollateralization Target Amount for such
                        Distribution Date over (b) the Overcollateralization
                        Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.


Overcollateralization
Amount: The Overcollateralization Amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate certificate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Available Funds:        Available Funds will be equal to the sum of the
                        following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the Servicer or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Servicer on or prior to the related determination date, less the Servicing Fee for such Distribution Date, the Credit
                        Risk Manager Fee for such Distribution Date, and any accrued and unpaid Servicing Fees and Credit Risk
                        Manager Fees in respect of any prior Distribution Dates,
                        (ii) unscheduled payments in respect of the Mortgage
                        Loans, including prepayments, Insurance Proceeds, Net
                        Liquidation Proceeds, condemnation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price and (iv) payments from the Servicer in connection with Advances and Prepayment Interest Shortfalls for such Distribution
                        Date.

Excess Cashflow:        For the Certificates on each Distribution Date is equal
                        to the sum of (x) any Overcollateralization Release
                        Amount and (y) the excess of the Available Funds over the sum of the interest and principal paid on the Certificates.

Stepdown Date:          The earlier to occur of (i) the Distribution Date on
                        which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in September 2008 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 46.90%. The Credit Enhancement Percentage is obtained by dividing (x) the aggregate certificate principal balance of the Mezzanine Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by
                        (y) the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period.

                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:           The Formula Rate for the Certificates is the lesser of:

                        (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

                        (ii)  the Maximum Cap Rate for such Distribution Date.

                        On each Distribution Date after the Optional Termination Date, the certificate margins for the Class A Certificates will be 2 times the related initial certificate margins, and the certificate margins for the Mezzanine Certificates will be 1.5 times the related initial certificate margins.

Class A-1
Certificates
Effective Net WAC
Rate:                   10.00%.

Class A-2
Certificates
Effective Net WAC
Rate:                   10.00%.

Mezzanine
Certificates
Effective Net WAC
Rate:                   10.00%.

Adjusted Net
Mortgage Rate:          The Adjusted Net Mortgage Rate for each Mortgage Loan is
                        equal to the mortgage interest rate less the sum of the Servicing Fee Rate and the Credit Risk Manager Fee Rate for such Mortgage Loan.

Adjusted Net Maximum
Mortgage Rate:          The Adjusted Net Maximum Mortgage Rate for each Mortgage
                        Loan is equal to the maximum mortgage interest rate (or the mortgage interest rate in the case of any Fixed Rate
                        Mortgage Loan) less the sum of the Servicing Fee Rate and the Credit Risk Manager Fee Rate for such Mortgage
                        Loan.

Maximum Cap Rate:       The Maximum Cap Rate for the Class A-1 Certificates for
                        any Distribution Date is a per annum rate equal to (i) on or prior to the Distribution Date in September 2008 the greater of (a) the weighted average of the Adjusted
                        Net Maximum Mortgage Rates of the Group 1 Mortgage Loans
                        (subject to adjustment based on the actual number of days elapsed in the related accrual period) and (b) the Class A-1 Certificates Effective Net WAC Rate and (ii) after the Distribution Date in September 2008, the weighted average of the Adjusted Net Maximum Mortgage
                        Rates of the Group 1 Mortgage Loans (subject to adjustment based on the actual number of days elapsed in the related accrual period).

                        The Maximum Cap Rate for the Class A-2 Certificates for any Distribution Date is a per annum rate equal to (i) on or prior to the Distribution Date in September 2008 the greater of (a) the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 2 Mortgage Loans (subject to adjustment based on the actual number of days elapsed in the related accrual period) and (b) the Class A-2 Certificates Effective Net WAC Rate and (ii) after the Distribution Date in September 2008, the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 2 Mortgage Loans (subject to adjustment based on the actual number of days elapsed in the related accrual period).

                        The Maximum Cap Rate for the Mezzanine Certificates for any Distribution Date is a per annum rate equal to (i) on or prior to the Distribution Date in September 2008, the greater of (a) the weighted average of the Maximum Cap Rate for the Class A Certificates weighted on the basis of the related group subordinate amounts and (b) the Mezzanine Certificates Effective Net WAC Rate and
                        (ii) after the Distribution Date in September 2008, the weighted average of the Maximum Cap Rate for the Class A Certificates, weighted on the basis of the related group subordinate amounts.

Net WAC Rate:           The Net WAC Rate for the Class A-1 Certificates on any
                        Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group
                        I Mortgage Loans. The Net WAC Rate for the Class A-2
                        Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

                        The Net WAC Rates for the Mezzanine Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rate for the Class A Certificates, weighted on the basis of the related group subordinate amounts.

Net WAC Rate
Carryover Amount:       If on any Distribution Date the Pass-Through Rate for a
                        class of Offered Certificates is limited by the related
                        Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover
                        Amount will be paid on such Distribution Date or future
                        Distribution Dates to the extent of funds available.

                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:          A Trigger Event exists with respect to any Distribution
                        Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans
                        (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [32%] of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                        Distribution Dates   Cumulative Realized Loss Percentage
                        ------------------   -----------------------------------

                        September 2007 -     [3.25%] for the first month, plus
                        August 2008          an additional 1/12th of [1.00]% for
                                             each month thereafter,

                        September 2008 -     [4.25%] for the first month, plus
                        August 2009          an additional 1/12th of [1.50]% for
                                             each month thereafter,

                        September 2009 -     [5.75%] for the first month, plus
                        August 2010          an additional 1/12th of [0.75]% for
                                             each month thereafter,

                        September 2010 -     [6.50%] for the first month, plus
                        August 2011          an additional 1/12th of [0.75]% for
                                             each month thereafter,

                        September 2011       7.25%
                        and after

                           YIELD MAINTENANCE AGREEMENT
                             Class A-2 Certificates
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [__________] (the "Counterparty") for the benefit of the Class A-2 Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (a) the excess of the lesser of (i) One-Month LIBOR and (ii) the upper strike rate over the lower strike rate and (b) the lesser of (i) the notional balance and (ii) the aggregate Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous Distribution Date, or in the case of the first Distribution Date, from the Closing Date, to but excluding the current Distribution Date and the denominator of which is 360. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxviii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in September 2008.

                      Yield Maintenance Agreement Schedule
              ---------------------------------------------------
              Period    Notional     Lower Strike    Upper Strike
              ------   -----------   ------------    ------------
                   1   689,801,000           7.39%           9.81%
                   2   682,919,952           6.38%           9.81%
                   3   674,852,655           6.16%           9.81%
                   4   665,611,000           6.38%           9.81%
                   5   655,211,996           6.16%           9.81%
                   6   643,677,555           6.16%           9.81%
                   7   631,034,667           6.83%           9.80%
                   8   617,401,693           6.15%           9.80%
                   9   603,061,012           6.36%           9.80%
                  10   588,065,052           6.15%           9.80%
                  11   572,442,426           6.36%           9.80%
                  12   556,224,362           6.13%           9.79%
                  13   539,444,668           6.13%           9.79%
                  14   522,139,624           6.35%           9.79%
                  15   504,347,787           6.14%           9.79%
                  16   486,109,824           6.34%           9.78%
                  17   467,468,355           6.13%           9.78%
                  18   448,467,645           6.12%           9.77%
                  19   429,153,448           6.81%           9.77%
                  20   409,572,804           6.13%           9.76%
                  21   389,790,327           7.04%           9.76%
                  22   370,104,785           7.35%           9.75%
                  23   350,802,386           8.49%           9.75%
                  24   332,203,684           8.20%           9.74%
                  25   314,233,526           8.20%           9.74%
                  26   296,870,340           8.47%           9.73%
                  27   280,093,303           8.40%           9.72%
                  28   263,882,610           8.88%           9.72%
                  29   248,225,766           8.87%           9.71%
                  30   233,105,501           8.86%           9.71%
                  31   218,493,986           9.49%           9.71%
                  32   204,373,816           8.89%           9.71%
                  33   190,728,192           9.44%           9.71%
                  34   177,542,786           9.32%           9.70%
                  35             0           0.00%           0.00%
                  36   152,503,291           9.62%           9.70%
                  37   140,612,510           9.62%           9.70%

                           YIELD MAINTENANCE AGREEMENT
                             Mezzanine Certificates
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [__________] (the "Counterparty") for the benefit of the Mezzanine Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (a) the excess of the lesser of (i) One-Month LIBOR and (ii) the upper strike rate over the lower strike rate and (b) the lesser of (i) the notional balance and (ii) the aggregate Certificate Principal Balance of the Mezzanine Certificates immediately prior to such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous Distribution Date, or in the case of the first Distribution Date, from the Closing Date, to but excluding the current Distribution Date and the denominator of which is 360. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxviii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in September 2008.

                      Yield Maintenance Agreement Schedule
              ---------------------------------------------------
              Period    Notional     Lower Strike    Upper Strike
              ------   -----------   ------------    ------------
                   1   281,757,000           6.51%           8.93%
                   2   281,757,000           5.50%           8.93%
                   3   281,757,000           5.28%           8.93%
                   4   281,757,000           5.50%           8.93%
                   5   281,757,000           5.28%           8.93%
                   6   281,757,000           5.28%           8.93%
                   7   281,757,000           5.96%           8.93%
                   8   281,757,000           5.28%           8.93%
                   9   281,757,000           5.49%           8.93%
                  10   281,757,000           5.28%           8.93%
                  11   281,757,000           5.49%           8.93%
                  12   281,757,000           5.28%           8.93%
                  13   281,757,000           5.28%           8.93%
                  14   281,757,000           5.49%           8.93%
                  15   281,757,000           5.28%           8.93%
                  16   281,757,000           5.49%           8.93%
                  17   281,757,000           5.28%           8.93%
                  18   281,757,000           5.28%           8.93%
                  19   281,757,000           5.97%           8.93%
                  20   281,757,000           5.31%           8.93%
                  21   281,757,000           6.19%           8.93%
                  22   281,757,000           6.63%           8.93%
                  23   281,757,000           7.64%           8.93%
                  24   281,757,000           7.36%           8.93%
                  25   281,757,000           7.36%           8.93%
                  26   281,757,000           7.65%           8.93%
                  27   281,757,000           7.58%           8.93%
                  28   281,757,000           8.11%           8.93%
                  29   281,757,000           8.05%           8.93%
                  30   281,757,000           8.05%           8.93%
                  31   281,757,000           8.68%           8.93%
                  32   281,757,000           8.09%           8.93%
                  33   281,757,000           8.63%           8.93%
                  34   281,757,000           8.57%           8.93%
                  35             0           0.00%           0.00%
                  36   281,757,000           8.83%           8.93%
                  37   281,757,000           8.82%           8.93%

                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) to the holders of the Class A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

      (ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

      (iii) concurrently, to the holders of the Class A-2 Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) to the holders of the Class A-2 Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

      (ii) to the holders of the Class A-2 Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

      (iii) to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

      (i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (viii) to the holders of the Class M-8 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (x) to the holders of the Class M-10 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (xi) to the holders of the Class M-11 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (xii) to the holders of the Class B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

      (xiii) to the holders of the Class B-2 Certificates, Accrued Certificate Interest for such class for such Distribution. Date; and

      (xiv)    any remainder as described under "Excess Cashflow Distribution."

                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

      second, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above; and

      third, to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

      fourth, to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

      fifth, to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

      sixth, to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

      seventh, to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

      eighth, to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

      ninth, to the Class M-7 Certificates until the certificate principal balance is reduced to zero;

      tenth, to the Class M-8 Certificates until the certificate principal balance is reduced to zero;

      eleventh, to the Class M-9 Certificates until the certificate principal balance is reduced to zero;

      twelfth, to the Class M-10 Certificates until the certificate principal balance is reduced to zero;

      thirteenth, to the Class M-11 Certificates until the certificate principal balance is reduced to zero;

      fourteenth, to the Class B-1 Certificates until the certificate principal balance is reduced to zero; and

      fifteenth, to the Class B-2 Certificates until the certificate principal balance is reduced to zero.

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero; and

      second, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) above; and

      third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class M-10 Certificates, the Class M-10 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      thirteenth, to the Class M-11 Certificates, the Class M-11 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fourteenth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

      fifteenth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.

As long as all of the Mezzanine Certificates have not been reduced to zero, all principal distributions to the Class A-2 Certificates will be paid first, to the Class A-2A Certificates until the principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the principal balance of the Class A-2B Certificates is reduced to zero, third, to Class A-2C Certificates until the principal balance of the Class A-2C Certificates is reduced to zero and then to the Class A-2D Certificates.

                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)   to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv)    to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv)     to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvi)    to the Class M-8 Certificates, any Unpaid Interest Shortfall Amount;

(xvii)   to the Class M-8 Certificates, any Allocated Realized Loss Amount;

(xviii)  to the Class M-9 Certificates, any Unpaid Interest Shortfall Amount;

(xix)    to the Class M-9 Certificates, any Allocated Realized Loss Amount;

(xx)     to the Class M-10 Certificates, any Unpaid Interest Shortfall Amount;

(xxi)    to the Class M-10 Certificates, any Allocated Realized Loss Amount;

(xxii)   to the Class M-11 Certificates, any Unpaid Interest Shortfall Amount;

(xxiii)  to the Class M-11 Certificates, any Allocated Realized Loss Amount;

(xxiv)   to the Class B-1 Certificates, any Unpaid Interest Shortfall Amount;

(xxv)    to the Class B-1 Certificates, any Allocated Realized Loss Amount;

(xxvi)   to the Class B-2 Certificates, any Unpaid Interest Shortfall Amount;

(xxvii)  to the Class B-2 Certificates, any Allocated Realized Loss Amount;

(xxviii) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class B-1 and Class B-2 Certificates, in that order, any Net WAC Rate Carryover Amount for such class; and

(xxix) any remaining amounts as specified in the pooling and servicing agreement.

                                   DEFINITIONS

Accrued Certificate
Interest:               Accrued Certificate Interest for each Class of Offered
                        Certificates for each Distribution Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Allocated Realized
Loss Amount:            An Allocated Realized Loss Amount with respect to any
                        class of the Mezzanine Certificates on any Distribution
                        Date is an amount equal to the sum of any Realized
                        Losses allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous
                        Distribution Date.

Class A Principal
Distribution Amount:    The Class A Principal Distribution Amount is an amount
                        equal to the sum of (i) the Group I Senior Principal
                        Distribution Amount and (ii) the Group II Senior
                        Principal Distribution Amount.

Class B-1 Principal
Distribution Amount:    The Class B-1 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), the Class M-9
                        Certificates (after taking into account the Class M-9
                        Principal Distribution Amount), the Class M-10
                        Certificates (after taking into account the Class M-10
                        Principal Distribution Amount), the Class M-11
                        Certificates (after taking into account the Class M-11
                        Principal Distribution Amount) and the Class B-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class B-2 Principal
Distribution Amount:    The Class B-2 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), the Class M-9
                        Certificates (after taking into account the Class M-9
                        Principal Distribution Amount), the Class M-10
                        Certificates (after taking into account the Class M-10
                        Principal Distribution Amount), the Class M-11
                        Certificates (after taking into account the Class M-11
                        Principal Distribution Amount), the Class B-1
                        Certificates (after taking into account the Class B-1
                        Principal Distribution Amount) and the Class B-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-1 Principal
Distribution Amount:    The Class M-1 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount) and the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-2 Principal
Distribution Amount:    The Class M-2 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount) and the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 67.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date
                        Principal Balance.

Class M-3 Principal
Distribution Amount:    The Class M-3 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount) and the Class M-3
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-4 Principal
Distribution Amount:    The Class M-4 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount) and the Class M-4
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 77.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-5 Principal
Distribution Amount:    The Class M-5 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount) and the Class M-5
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 80.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-6 Principal
Distribution Amount:    The Class M-6 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount) and the Class M-6
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-7 Principal
Distribution Amount:    The Class M-7 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount) , the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount) and the Class M-7
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-8 Principal
Distribution Amount:    The Class M-8 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount) and the Class M-8
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-9 Principal
Distribution Amount:    The Class M-9 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), and the Class M-9
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-10 Principal
Distribution Amount:    The Class M-10 Principal Distribution Amount is an
                        amount equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), the Class M-9
                        Certificates (after taking into account the Class M-9
                        Principal Distribution Amount) and the Class M-10
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-11 Principal
Distribution Amount:    The Class M-11 Principal Distribution Amount is an
                        amount equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), the Class M-9
                        Certificates (after taking into account the Class M-9
                        Principal Distribution Amount), the Class M-10
                        Certificates (after taking into account the Class M-10
                        Principal Distribution Amount) and the Class M-11
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Extra Principal
Distribution Amount:    The Extra Principal Distribution Amount with respect to
                        any Distribution Date is the lesser of (x) the Excess
                        Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such
                        Distribution Date.

Group I Allocation
Percentage:             The Group I Allocation Percentage for any Distribution
                        Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group I Principal
                        Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance
                        Amount for such Distribution Date.

Group I Interest
Remittance Amount:      The Group I Interest Remittance Amount with respect to
                        any Distribution Date is that portion of the Available
                        Funds for such Distribution Date attributable to interest received or advanced with respect to the Group
                        I Mortgage Loans.

Group I Principal
Remittance Amount:      The Group I Principal Remittance Amount means with
                        respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Group I Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date,
                        (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related Net
                        Liquidation Proceeds and Insurance Proceeds received during the related prepayment period with respect to the Group I Mortgage Loans, (iv) that portion of the
                        Purchase Price, representing principal of any repurchased Group I Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group I
                        Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                        Price, representing principal with respect to the Group
                        I Mortgage Loans.

Group I Senior
Principal
Distribution Amount:    The Group I Senior Principal Distribution Amount means
                        as of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Group I
                        Allocation Percentage of the Principal Distribution
                        Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                        (a) the certificate principal balance of the Class A-1
                        Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 53.10% and (2) the aggregate Principal
                        Balance of the Group I Mortgage Loans as of the last day of the related Collection Period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related
                        Collection Period after giving effect to prepayments in the related prepayment period exceeds the product of (1)
                        0.50% and (2) the aggregate Principal Balance of the Group I Mortgage Loans on the Cut-off Date.

Group II Allocation
Percentage:             The Group II Allocation Percentage for any Distribution
                        Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group II Principal
                        Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance
                        Amount for such Distribution Date.

Group II Interest
Remittance Amount:      The Group II Interest Remittance Amount with respect to
                        any Distribution Date is that portion of the Available
                        Funds for such Distribution Date attributable to interest received or advanced with respect to the Group
                        II Mortgage Loans.

Group II Principal
Remittance Amount:      The Group II Principal Remittance Amount means with
                        respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related Net
                        Liquidation Proceeds and Insurance Proceeds received during the related prepayment period with respect to the Group II Mortgage Loans, (iv) that portion of the
                        Purchase Price, representing principal of any repurchased Group II Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group II
                        Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                        Price, representing principal with respect to the Group
                        II Mortgage Loans.

Group II Senior
Principal
Distribution Amount:    The Group II Senior Principal Distribution Amount means
                        as of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Group
                        II Allocation Percentage of the Principal Distribution
                        Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                        (a) the certificate principal balance of the Class A-2
                        Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 53.10% and (2) the aggregate Principal
                        Balance of the Group II Mortgage Loans as of the last day of the related Collection Period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period after giving effect to prepayments in the related prepayment period exceeds the product of (1) 0.50% and (2) the aggregate Principal
                        Balance of the Group II Mortgage Loans on the Cut-off
                        Date.

Principal
Distribution Amount:    The Principal Distribution Amount is the sum of (i) the
                        Principal Remittance Amount (minus the
                        Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

Principal Remittance
Amount: The Principal Remittance Amount is the sum of the Group I Principal Remittance Amount and the Group II Principal Remittance Amount.

Realized Losses:        A Realized Loss is (i) as to any Mortgage Loan that is
                        liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                        All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-11 Certificates, sixth to the Class M-10 Certificates, seventh to the Class M-9 Certificates, eighth to the M-8 Certificates, ninth to the Class M-7 Certificates, tenth to the M-6 Certificates, eleventh to the Class M-5 Certificates, twelfth to the Class M-4 Certificates, thirteenth to the Class M-3 Certificates, fourteenth to the Class M-2 Certificates and fifteenth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 and the Class A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and the Class A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

Unpaid Interest
Shortfall Amount:       The Unpaid Interest Shortfall Amount means (i) for each
                        class of Offered Certificates and the first Distribution
                        Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which
                        (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall
                        Amount, if any, for such class for such preceding
                        Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

                                  BOND SUMMARY
                                   To Maturity
--------------------------------------------------------------------------------

Class A-2A (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           12.96         1.61         1.22         1.00         0.86         0.75         0.67
First Principal Date        9/25/2005    9/25/2005    9/25/2005    9/25/2005    9/25/2005    9/25/2005    9/25/2005
Last Principal Date         12/25/2024   7/25/2008    10/25/2007   5/25/2007    2/25/2007    12/25/2006   10/25/2006
Principal Windows (mos.)     1 to 232     1 to 35      1 to 26      1 to 21      1 to 18      1 to 16      1 to 14

Class A-2B (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           21.35         3.51         2.50         2.00         1.70         1.49         1.33
First Principal Date        12/25/2024   7/25/2008    10/25/2007   5/25/2007    2/25/2007    12/25/2006   10/25/2006
Last Principal Date         10/25/2028   10/25/2009   7/25/2008    12/25/2007   7/25/2007    4/25/2007    2/25/2007
Principal Windows (mos.)    232 to 278    35 to 50     26 to 35     21 to 28     18 to 23     16 to 20     14 to 18

Class A-2C (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           26.70         7.06         4.81         3.50         2.41         2.06         1.82
First Principal Date        10/25/2028   10/25/2009   7/25/2008    12/25/2007   7/25/2007    4/25/2007    2/25/2007
Last Principal Date         6/25/2035    9/25/2017    10/25/2013   9/25/2011    8/25/2008    2/25/2008    10/25/2007
Principal Windows (mos.)    278 to 358   50 to 145     35 to 98     28 to 73     23 to 36     20 to 30     18 to 26

Class A-2D (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           29.82        16.12        11.33         8.52         6.49         2.68         2.31
First Principal Date        6/25/2035    9/25/2017    10/25/2013   9/25/2011    8/25/2008    2/25/2008    10/25/2007
Last Principal Date         6/25/2035    10/25/2030   11/25/2023   4/25/2020    2/25/2017    7/25/2008    2/25/2008
Principal Windows (mos.)    358 to 358   145 to 302   98 to 219    73 to 176    36 to 138     30 to 35     26 to 30

Class M-1 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         9.42         6.49         5.16         5.05         5.60         4.51
First Principal Date        4/25/2029    1/25/2010    9/25/2008    3/25/2009    11/25/2009   7/25/2008    2/25/2008
Last Principal Date         6/25/2035    1/25/2028    5/25/2021    2/25/2018    5/25/2015    11/25/2014   3/25/2013
Principal Windows (mos.)    284 to 358   53 to 269    37 to 189    43 to 150    51 to 117    35 to 111     30 to 91

Class M-2 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         9.40         6.47         5.08         4.66         5.01         4.23
First Principal Date        4/25/2029    1/25/2010    9/25/2008    1/25/2009    6/25/2009    12/25/2009   4/25/2009
Last Principal Date         6/25/2035    5/25/2027    9/25/2020    8/25/2017    1/25/2015    3/25/2013    11/25/2011
Principal Windows (mos.)    284 to 358   53 to 261    37 to 181    41 to 144    46 to 113     52 to 91     44 to 75

Class M-3 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         9.38         6.47         5.03         4.48         4.43         3.73
First Principal Date        4/25/2029    1/25/2010    9/25/2008    12/25/2008   4/25/2009    8/25/2009    1/25/2009
Last Principal Date         6/25/2035    7/25/2026    5/25/2020    2/25/2017    8/25/2014    11/25/2012   7/25/2011
Principal Windows (mos.)    284 to 358   53 to 251    37 to 177    40 to 138    44 to 108     48 to 87     41 to 71

Class M-4 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         9.35         6.46         4.99         4.36         4.14         3.49
First Principal Date        4/25/2029    1/25/2010    9/25/2008    11/25/2008   2/25/2009    4/25/2009    9/25/2008
Last Principal Date         6/25/2035    1/25/2026    5/25/2020    10/25/2016   4/25/2014    8/25/2012    5/25/2011
Principal Windows (mos.)    284 to 358   53 to 245    37 to 177    39 to 134    42 to 104     44 to 84     37 to 69

Class M-5 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         9.31         6.44         4.95         4.27         3.95         3.33
First Principal Date        4/25/2029    1/25/2010    9/25/2008    11/25/2008   1/25/2009    2/25/2009    8/25/2008
Last Principal Date         6/25/2035    12/25/2024   10/25/2019   2/25/2016    10/25/2013   3/25/2012    1/25/2011
Principal Windows (mos.)    284 to 358   53 to 232    37 to 170    39 to 126     41 to 98     42 to 79     36 to 65

Class M-6 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)            27.63        9.28         6.41         4.92         4.21         3.85         3.25
First Principal Date        4/25/2029    1/25/2010    9/25/2008    10/25/2008   12/25/2008   1/25/2009    7/25/2008
Last Principal Date         6/25/2035    5/25/2024    4/25/2019    10/25/2015   7/25/2013    1/25/2012    11/25/2010
Principal Windows (mos.)    284 to 358   53 to 225    37 to 164    38 to 122     40 to 95     41 to 77     35 to 63

Class M-7 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         9.24         6.38         4.89         4.17         3.77         3.18
First Principal Date        4/25/2029    1/25/2010    9/25/2008    10/25/2008   11/25/2008   12/25/2008   6/25/2008
Last Principal Date         6/25/2035    8/25/2023    9/25/2018    4/25/2015    3/25/2013    9/25/2011    8/25/2010
Principal Windows (mos.)    284 to 358   53 to 216    37 to 157    38 to 116     39 to 91     40 to 73     34 to 60

Class M-8 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         9.19         6.34         4.86         4.11         3.71         3.14
First Principal Date        4/25/2029    1/25/2010    9/25/2008    10/25/2008   11/25/2008   11/25/2008   5/25/2008
Last Principal Date         6/25/2035    12/25/2022   3/25/2018    12/25/2014   11/25/2012   7/25/2011    6/25/2010
Principal Windows (mos.)    284 to 358   53 to 208    37 to 151    38 to 112     39 to 87     39 to 71     33 to 58

Class M-9 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         9.09         6.26         4.79         4.05         3.62         3.06
First Principal Date        4/25/2029    1/25/2010    9/25/2008    9/25/2008    10/25/2008   10/25/2008   4/25/2008
Last Principal Date         6/25/2035    3/25/2022    8/25/2017    7/25/2014    7/25/2012    3/25/2011    4/25/2010
Principal Windows (mos.)    284 to 358   53 to 199    37 to 144    37 to 107     38 to 83     38 to 67     32 to 56

Class M-10 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.98         6.16         4.71         3.97         3.54         2.98
First Principal Date        4/25/2029    1/25/2010    9/25/2008    9/25/2008    10/25/2008   9/25/2008    4/25/2008
Last Principal Date         6/25/2035    7/25/2020    5/25/2016    8/25/2013    11/25/2011   9/25/2010    10/25/2009
Principal Windows (mos.)    284 to 358   53 to 179    37 to 129     37 to 96     38 to 75     37 to 61     32 to 50

Class M-11 (To Maturity)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.89         6.04         4.61         3.90         3.45         2.94
First Principal Date        4/25/2029    1/25/2010    9/25/2008    9/25/2008    9/25/2008    9/25/2008    4/25/2008
Last Principal Date         6/25/2035    5/25/2020    10/25/2015   2/25/2013    7/25/2011    5/25/2010    8/25/2009
Principal Windows (mos.)    284 to 358   53 to 177    37 to 122     37 to 90     37 to 71     37 to 57     32 to 48

                                  BOND SUMMARY
                                     To Call
--------------------------------------------------------------------------------

Class A-2A (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           12.96         1.61         1.22         1.00         0.86         0.75         0.67
First Principal Date        9/25/2005    9/25/2005    9/25/2005    9/25/2005    9/25/2005    9/25/2005    9/25/2005
Last Principal Date         12/25/2024   7/25/2008    10/25/2007   5/25/2007    2/25/2007    12/25/2006   10/25/2006
Principal Windows (mos.)     1 to 232     1 to 35      1 to 26      1 to 21      1 to 18      1 to 16      1 to 14

Class A-2B (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           21.35         3.51         2.50         2.00         1.70         1.49         1.33
First Principal Date        12/25/2024   7/25/2008    10/25/2007   5/25/2007    2/25/2007    12/25/2006   10/25/2006
Last Principal Date         10/25/2028   10/25/2009   7/25/2008    12/25/2007   7/25/2007    4/25/2007    2/25/2007
Principal Windows (mos.)    232 to 278    35 to 50     26 to 35     21 to 28     18 to 23     16 to 20     14 to 18

Class A-2C (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           26.70         7.06         4.81         3.50         2.41         2.06         1.82
First Principal Date        10/25/2028   10/25/2009   7/25/2008    12/25/2007   7/25/2007    4/25/2007    2/25/2007
Last Principal Date         6/25/2035    9/25/2017    10/25/2013   9/25/2011    8/25/2008    2/25/2008    10/25/2007
Principal Windows (mos.)    278 to 358   50 to 145     35 to 98     28 to 73     23 to 36     20 to 30     18 to 26

Class A-2D (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           29.82        12.91         8.69         6.45         4.87         2.68         2.31
First Principal Date        6/25/2035    9/25/2017    10/25/2013   9/25/2011    8/25/2008    2/25/2008    10/25/2007
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    7/25/2008    2/25/2008
Principal Windows (mos.)    358 to 358   145 to 156   98 to 105     73 to 78     36 to 61     30 to 35     26 to 30

Class M-1 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.69         4.68         3.74         3.10
First Principal Date        4/25/2029    1/25/2010    9/25/2008    3/25/2009    11/25/2009   7/25/2008    2/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     43 to 78     51 to 61     35 to 50     30 to 42

Class M-2 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.62         4.30         4.15         3.49
First Principal Date        4/25/2029    1/25/2010    9/25/2008    1/25/2009    6/25/2009    10/25/2009   2/25/2009
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     41 to 78     46 to 61     50 to 50     42 to 42

Class M-3 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.59         4.14         4.12         3.47
First Principal Date        4/25/2029    1/25/2010    9/25/2008    12/25/2008   4/25/2009    8/25/2009    1/25/2009
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     40 to 78     44 to 61     48 to 50     41 to 42

Class M-4 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.56         4.03         3.88         3.29
First Principal Date        4/25/2029    1/25/2010    9/25/2008    11/25/2008   2/25/2009    4/25/2009    9/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     39 to 78     42 to 61     44 to 50     37 to 42

Class M-5 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.55         3.96         3.71         3.14
First Principal Date        4/25/2029    1/25/2010    9/25/2008    11/25/2008   1/25/2009    2/25/2009    8/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     39 to 78     41 to 61     42 to 50     36 to 42

Class M-6 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.54         3.92         3.62         3.07
First Principal Date        4/25/2029    1/25/2010    9/25/2008    10/25/2008   12/25/2008   1/25/2009    7/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     38 to 78     40 to 61     41 to 50     35 to 42

Class M-7 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.53         3.89         3.55         3.01
First Principal Date        4/25/2029    1/25/2010    9/25/2008    10/25/2008   11/25/2008   12/25/2008   6/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     38 to 78     39 to 61     40 to 50     34 to 42

Class M-8 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.53         3.85         3.51         2.98
First Principal Date        4/25/2029    1/25/2010    9/25/2008    10/25/2008   11/25/2008   11/25/2008   5/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     38 to 78     39 to 61     39 to 50     33 to 42

Class M-9 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.52         3.84         3.46         2.93
First Principal Date        4/25/2029    1/25/2010    9/25/2008    9/25/2008    10/25/2008   10/25/2008   4/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     37 to 78     38 to 61     38 to 50     32 to 42

Class M-10 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.51         3.82         3.42         2.89
First Principal Date        4/25/2029    1/25/2010    9/25/2008    9/25/2008    10/25/2008   9/25/2008    4/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     37 to 78     38 to 61     37 to 50     32 to 42

Class M-11 (To Call)
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)           27.63         8.69         5.89         4.51         3.81         3.39         2.89
First Principal Date        4/25/2029    1/25/2010    9/25/2008    9/25/2008    9/25/2008    9/25/2008    4/25/2008
Last Principal Date         6/25/2035    8/25/2018    5/25/2014    2/25/2012    9/25/2010    10/25/2009   2/25/2009
Principal Windows (mos.)    284 to 358   53 to 156    37 to 105     37 to 78     37 to 61     37 to 50     32 to 42

                              NET WAC CAP SCHEDULE
                             Class A-2 Certificates
--------------------------------------------------------------------------------

                                Net WAC    Net WAC     Effective Net
          Period    Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
          ------   ----------   -------    -------    ---------------
               1    9/25/2005      7.58%      7.58%             10.00%
               2   10/25/2005      6.57%      6.57%             10.00%
               3   11/25/2005      6.35%      6.35%             10.00%
               4   12/25/2005      6.57%      6.57%             10.00%
               5    1/25/2006      6.35%      6.35%             10.00%
               6    2/25/2006      6.35%      6.35%             10.00%
               7    3/25/2006      7.03%      7.03%             10.00%
               8    4/25/2006      6.35%      6.35%             10.00%
               9    5/25/2006      6.56%      6.56%             10.00%
              10    6/25/2006      6.35%      6.35%             10.00%
              11    7/25/2006      6.56%      6.56%             10.00%
              12    8/25/2006      6.34%      6.34%             10.00%
              13    9/25/2006      6.34%      6.34%             10.00%
              14   10/25/2006      6.56%      6.56%             10.00%
              15   11/25/2006      6.35%      6.35%             10.00%
              16   12/25/2006      6.56%      6.56%             10.00%
              17    1/25/2007      6.35%      6.35%             10.00%
              18    2/25/2007      6.35%      6.35%             10.00%
              19    3/25/2007      7.04%      7.04%             10.00%
              20    4/25/2007      6.37%      6.37%             10.00%
              21    5/25/2007      7.28%      7.28%             10.00%
              22    6/25/2007      7.59%      7.60%             10.00%
              23    7/25/2007      8.74%      8.74%             10.00%
              24    8/25/2007      8.45%      8.46%             10.00%
              25    9/25/2007      8.45%      8.46%             10.00%
              26   10/25/2007      8.74%      8.74%             10.00%
              27   11/25/2007      8.56%      8.68%             10.00%
              28   12/25/2007      8.96%      9.16%             10.00%
              29    1/25/2008      8.83%      9.16%             10.00%
              30    2/25/2008      8.83%      9.15%             10.00%
              31    3/25/2008      9.44%      9.78%             10.00%
              32    4/25/2008      8.86%      9.18%             10.00%
              33    5/25/2008      9.18%      9.73%             10.00%
              34    6/25/2008      8.90%      9.62%             10.00%
              35    7/25/2008      9.22%     10.26%             10.26%
              36    8/25/2008      8.92%      9.92%             10.00%
              37    9/25/2008      8.92%      9.92%             10.00%
              38   10/25/2008      9.22%     10.26%             10.26%
              39   11/25/2008      8.92%     10.14%             10.14%
              40   12/25/2008      9.22%     10.67%             10.67%
              41    1/25/2009      8.93%     10.61%             10.61%
              42    2/25/2009      8.92%     10.60%             10.60%
              43    3/25/2009      9.88%     11.73%             11.73%
              44    4/25/2009      8.92%     10.59%             10.59%
              45    5/25/2009      9.21%     11.01%             11.01%
              46    6/25/2009      8.91%     10.75%             10.75%
              47    7/25/2009      9.21%     11.27%             11.27%
              48    8/25/2009      8.91%     10.90%             10.90%
              49    9/25/2009      8.90%     10.89%             10.89%
              50   10/25/2009      9.20%     11.25%             11.25%
              51   11/25/2009      8.90%     10.88%             10.88%
              52   12/25/2009      9.19%     11.24%             11.24%
              53    1/25/2010      8.89%     10.88%             10.88%
              54    2/25/2010      8.89%     10.87%             10.87%
              55    3/25/2010      9.84%     12.02%             12.02%
              56    4/25/2010      8.89%     10.85%             10.85%
              57    5/25/2010      9.19%     11.22%             11.22%
              58    6/25/2010      8.98%     10.96%             10.96%
              59    7/25/2010      9.30%     11.34%             11.34%
              60    8/25/2010      9.00%     10.97%             10.97%
              61    9/25/2010      8.99%     10.96%             10.96%
              62   10/25/2010      9.29%     11.31%             11.31%
              63   11/25/2010      8.99%     10.94%             10.94%
              64   12/25/2010      9.29%     11.32%             11.32%
              65    1/25/2011      8.99%     10.95%             10.95%
              66    2/25/2011      8.98%     10.94%             10.94%
              67    3/25/2011      9.94%     12.10%             12.10%
              68    4/25/2011      8.98%     10.92%             10.92%
              69    5/25/2011      9.27%     11.27%             11.27%
              70    6/25/2011      8.97%     10.92%             10.92%
              71    7/25/2011      9.27%     11.28%             11.28%
              72    8/25/2011      8.96%     10.90%             10.90%
              73    9/25/2011      8.96%     10.89%             10.89%
              74   10/25/2011      9.25%     11.24%             11.24%
              75   11/25/2011      8.95%     10.87%             10.87%
              76   12/25/2011      9.25%     11.23%             11.23%
              77    1/25/2012      8.94%     10.85%             10.85%
              78    2/25/2012      8.94%     10.84%             10.84%

(1)   Assumes 6-month LIBOR at 4.02% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.

(3) Assumes 1-month LIBOR equals 20.00%, payments are received from the applicable Yield Maintenance Agreement and is run at the pricing speed to call.

                              NET WAC CAP SCHEDULE
                             Mezzanine Certificates
--------------------------------------------------------------------------------

                                Net WAC    Net WAC     Effective Net
          Period    Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
          ------   ----------   -------    -------    ---------------
               1    9/25/2005      7.58%      7.58%             10.00%
               2   10/25/2005      6.57%      6.57%             10.00%
               3   11/25/2005      6.35%      6.35%             10.00%
               4   12/25/2005      6.57%      6.57%             10.00%
               5    1/25/2006      6.35%      6.35%             10.00%
               6    2/25/2006      6.35%      6.35%             10.00%
               7    3/25/2006      7.03%      7.03%             10.00%
               8    4/25/2006      6.35%      6.35%             10.00%
               9    5/25/2006      6.56%      6.56%             10.00%
              10    6/25/2006      6.35%      6.35%             10.00%
              11    7/25/2006      6.56%      6.56%             10.00%
              12    8/25/2006      6.35%      6.35%             10.00%
              13    9/25/2006      6.35%      6.35%             10.00%
              14   10/25/2006      6.56%      6.56%             10.00%
              15   11/25/2006      6.35%      6.35%             10.00%
              16   12/25/2006      6.56%      6.56%             10.00%
              17    1/25/2007      6.35%      6.35%             10.00%
              18    2/25/2007      6.35%      6.35%             10.00%
              19    3/25/2007      7.04%      7.04%             10.00%
              20    4/25/2007      6.38%      6.38%             10.00%
              21    5/25/2007      7.25%      7.26%             10.00%
              22    6/25/2007      7.70%      7.70%             10.00%
              23    7/25/2007      8.71%      8.71%             10.00%
              24    8/25/2007      8.43%      8.43%             10.00%
              25    9/25/2007      8.43%      8.43%             10.00%
              26   10/25/2007      8.71%      8.72%             10.00%
              27   11/25/2007      8.53%      8.65%             10.00%
              28   12/25/2007      8.96%      9.18%             10.00%
              29    1/25/2008      8.81%      9.12%             10.00%
              30    2/25/2008      8.81%      9.12%             10.00%
              31    3/25/2008      9.41%      9.75%             10.00%
              32    4/25/2008      8.84%      9.16%             10.00%
              33    5/25/2008      9.16%      9.70%             10.00%
              34    6/25/2008      8.88%      9.64%             10.00%
              35    7/25/2008      9.21%     10.23%             10.23%
              36    8/25/2008      8.91%      9.90%             10.00%
              37    9/25/2008      8.90%      9.89%             10.00%
              38   10/25/2008      9.20%     10.23%             10.23%
              39   11/25/2008      8.91%     10.11%             10.11%
              40   12/25/2008      9.20%     10.68%             10.68%
              41    1/25/2009      8.91%     10.58%             10.58%
              42    2/25/2009      8.91%     10.57%             10.57%
              43    3/25/2009      9.86%     11.69%             11.69%
              44    4/25/2009      8.90%     10.57%             10.57%
              45    5/25/2009      9.20%     10.98%             10.98%
              46    6/25/2009      8.90%     10.74%             10.74%
              47    7/25/2009      9.19%     11.23%             11.23%
              48    8/25/2009      8.89%     10.86%             10.86%
              49    9/25/2009      8.89%     10.85%             10.85%
              50   10/25/2009      9.18%     11.22%             11.22%
              51   11/25/2009      8.88%     10.86%             10.86%
              52   12/25/2009      9.18%     11.21%             11.21%
              53    1/25/2010      8.88%     10.85%             10.85%
              54    2/25/2010      8.87%     10.84%             10.84%
              55    3/25/2010      9.82%     11.99%             11.99%
              56    4/25/2010      8.87%     10.82%             10.82%
              57    5/25/2010      9.20%     11.22%             11.22%
              58    6/25/2010      8.97%     10.93%             10.93%
              59    7/25/2010      9.29%     11.31%             11.31%
              60    8/25/2010      8.99%     10.94%             10.94%
              61    9/25/2010      8.98%     10.93%             10.93%
              62   10/25/2010      9.28%     11.28%             11.28%
              63   11/25/2010      8.98%     10.92%             10.92%
              64   12/25/2010      9.28%     11.29%             11.29%
              65    1/25/2011      8.98%     10.92%             10.92%
              66    2/25/2011      8.97%     10.91%             10.91%
              67    3/25/2011      9.93%     12.07%             12.07%
              68    4/25/2011      8.96%     10.89%             10.89%
              69    5/25/2011      9.26%     11.25%             11.25%
              70    6/25/2011      8.96%     10.89%             10.89%
              71    7/25/2011      9.25%     11.25%             11.25%
              72    8/25/2011      8.95%     10.88%             10.88%
              73    9/25/2011      8.95%     10.86%             10.86%
              74   10/25/2011      9.24%     11.21%             11.21%
              75   11/25/2011      8.94%     10.85%             10.85%
              76   12/25/2011      9.23%     11.20%             11.20%
              77    1/25/2012      8.93%     10.83%             10.83%
              78    2/25/2012      8.93%     10.82%             10.82%


(1)   Assumes 6-month LIBOR at 4.02%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00% and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equals 20.00%, payments are received from the applicable Yield Maintenance Agreement and is run at the pricing speed to call.

                                Breakeven Losses
--------------------------------------------------------------------------------

                  Static LIBOR               Forward LIBOR
             -----------------------    -----------------------
  Class      CDR (%)    Cum Loss (%)    CDR (%)    Cum Loss (%)
----------   -------    ------------    -------    ------------
Class M-1      33.56%          24.14%     31.74%          23.38%
Class M-2      27.25%          21.34%     25.56%          20.51%
Class M-3      24.05%          19.72%     22.45%          18.86%
Class M-4      19.70%          17.26%     18.20%          16.33%
Class M-5      17.67%          15.99%     16.21%          15.02%
Class M-6      15.73%          14.69%     14.33%          13.70%
Class M-7      14.41%          13.76%     13.03%          12.74%
Class M-8      13.04%          12.75%     11.68%          11.70%
Class M-9      10.88%          11.05%      9.58%           9.96%
Class M-10     10.06%          10.37%      8.78%           9.27%
Class M-11      8.91%           9.38%      7.65%           8.25%

Assumptions:

o     Run at the Pricing Speed

o     40% loss severity

o     12 month lag from default to loss

o     Run to maturity

o     Triggers fail (i.e., no Stepdown)

o     "Break" is first dollar of principal loss

o     Defaults are in addition to prepayments

                                  Excess Spread
--------------------------------------------------------------------------------

                       Static      Forward    Forward     Forward
             Period   XS Spread   XS Spread   1m LIBOR    6m LIBOR
             ------   ---------   ---------   --------    --------
                  1         313         313     3.5800%     4.0200%
                  2         260         234     3.8445%     4.1581%
                  3         247         209     3.9480%     4.2378%
                  4         260         211     4.0650%     4.3178%
                  5         246         177     4.2710%     4.3754%
                  6         246         176     4.2690%     4.4016%
                  7         285         216     4.3188%     4.4267%
                  8         244         168     4.3485%     4.4309%
                  9         257         176     4.4146%     4.4340%
                 10         243         163     4.3827%     4.4302%
                 11         256         172     4.4372%     4.4355%
                 12         242         159     4.4128%     4.4352%
                 13         241         165     4.3458%     4.4445%
                 14         254         177     4.3684%     4.4649%
                 15         240         160     4.3904%     4.4859%
                 16         253         172     4.4129%     4.5075%
                 17         239         155     4.4352%     4.5300%
                 18         238         152     4.4582%     4.5502%
                 19         278         195     4.4782%     4.5717%
                 20         239         148     4.4986%     4.5738%
                 21         318         225     4.5176%     4.5743%
                 22         373         275     4.5388%     4.5741%
                 23         461         364     4.5586%     4.5708%
                 24         446         344     4.5780%     4.5673%
                 25         445         352     4.4902%     4.5626%
                 26         457         366     4.5013%     4.5721%
                 27         453         368     4.5137%     4.5833%
                 28         479         407     4.5242%     4.5945%
                 29         479         412     4.5346%     4.6046%
                 30         478         409     4.5463%     4.6147%
                 31         504         441     4.5558%     4.6249%
                 32         478         408     4.5658%     4.6119%
                 33         494         427     4.5765%     4.5965%
                 34         480         413     4.5864%     4.5790%
                 35         496         435     4.5951%     4.5619%
                 36         480         414     4.6054%     4.5439%
                 37         478         426     4.4729%     4.5220%
                 38         498         449     4.4752%     4.5234%
                 39         487         434     4.4780%     4.5260%
                 40         502         451     4.4801%     4.5283%
                 41         489         434     4.4837%     4.5304%
                 42         490         434     4.4852%     4.5324%
                 43         532         485     4.4862%     4.5342%
                 44         490         435     4.4891%     4.5615%
                 45         505         453     4.4911%     4.5898%
                 46         491         438     4.4930%     4.6169%
                 47         505         458     4.4945%     4.6441%
                 48         491         441     4.4965%     4.6744%
                 49         491         426     4.6418%     4.7035%
                 50         505         443     4.6486%     4.7084%
                 51         491         428     4.6547%     4.7150%
                 52         505         447     4.6600%     4.7201%
                 53         491         431     4.6669%     4.7260%
                 54         491         430     4.6723%     4.7316%
                 55         533         482     4.6764%     4.7366%
                 56         492         429     4.6834%     4.7170%
                 57         509         450     4.6880%     4.6948%
                 58         503         439     4.6931%     4.6749%
                 59         519         457     4.6986%     4.6522%
                 60         505         440     4.6939%     4.6282%
                 61         506         453     4.5591%     4.6057%
                 62         519         470     4.5601%     4.6055%
                 63         506         452     4.5610%     4.6065%
                 64         520         468     4.5614%     4.6068%
                 65         507         450     4.5627%     4.6076%
                 66         507         450     4.5631%     4.6078%
                 67         548         500     4.5627%     4.6082%
                 68         507         450     4.5644%     4.6286%
                 69         521         468     4.5642%     4.6452%
                 70         508         453     4.5648%     4.6632%
                 71         522         472     4.5651%     4.6825%
                 72         509         455     4.5686%     4.7010%
                 73         509         455     4.5686%     4.7010%
                 74         523         472     4.5686%     4.7010%
                 75         510         457     4.5686%     4.7010%
                 76         524         475     4.5686%     4.7010%
                 77         511         460     4.5686%     4.7010%
                 78         511         460     4.5686%     4.7010%

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                      Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

                        Asset-Backed Funding Corporation
                   Asset-Backed Certificates, Series 2005-HE2

                                Collateral Annex


                                 August 16, 2005


o For the purposes of the tables in this collateral annex, the weighted average FICO numbers have been calculated where FICO scores were available, i.e. they are non-zero weighted averages.

o     The numbers may not add up to 100% due to rounding.


Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE2
      TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

Summary                                                                     Total             Minimum         Maximum
-------------------------------------------------------------------   ------------------    -----------    --------------
Aggregate Principal Balance                                            $1,227,696,872.67
Number of Loans                                                                    6,960
Average Original Loan Balance                                                $176,638.30     $11,000.00     $1,000,000.00
Average Current Loan Balance                                                 $176,393.23     $10,967.88       $999,180.56
(1) Weighted Average Combined Original LTV                                         82.65%          7.95%           100.00%
(1) Weighted Average Gross Coupon                                                  7.081%         5.000%           12.875%
(1) (2) Weighted Average Gross Margin                                              6.188%         0.615%           10.000%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   24              3                58
(1) Weighted Average Remaining Term to Maturity (months)                           340.1            116               359
(1) (3) Weighted Average Credit Score                                                646            474               814

(1)   Weighted Average reflected in Total.

(2)   Adjustable Loans Only

(3)   100.00% of the Mortgage Loans have Credit Scores.

                                        Range
                                        ----------------------------
Product Type                            Adjustable                     81.82%
                                        Fixed                          18.18%
  Fully Amortizing Loans                                               40.85%
Interest Only Loans                                                    32.69%
Balloon Loans                                                          26.46%
Lien:                                   First                          89.17%
                                        Second                         10.83%

Property Type                           Single Family Detached         56.48%
                                        Single Family (1-2 Units)      17.17
                                        Condominium                     8.31
                                        PUD Single Family (Detached)    8.29
                                        Duplex                          3.76
                                        PUD Project (Attached)          2.25
                                        PUD                             1.83
                                        Triplex                         1.00
                                        Single Family 4 Unit            0.72
                                        2-4 UNITS                       0.17
                                        Manufactured Housing            0.01

Geographic Distribution(Top 5 States)   California                     49.68%
                                        New York                        5.13
                                        Washington                      4.48
                                        Florida                         3.79
                                        Maryland                        3.37

Number of States                        46
  Largest Zip Code Concentration        93550
Loans with Prepayment Penalties                                        73.08%

Originator

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Originator                              Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
OWNIT                                     1,784     $256,145,109.85          20.86%   44.74%    7.041%      655      83.49%
WMC                                       5,176      971,551,762.82          79.14    41.26     7.092       644      82.43
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Originator                             Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
OWNIT                                       351         346      5
WMC                                         341         339      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Range of Mortgage Coupons

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Mortgage Coupons                        Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
4.501 - 5.000                                 2         $231,899.58           0.02%   55.44%    5.000%      612      79.45%
5.001 - 5.500                               134       40,684,157.42           3.31    40.28     5.424       677      77.94
5.501 - 6.000                               699      200,232,636.27          16.31    42.84     5.865       662      79.53
6.001 - 6.500                             1,087      269,214,442.64          21.93    41.94     6.326       655      79.99
6.501 - 7.000                             1,190      282,750,636.52          23.03    42.17     6.810       647      80.73
7.001 - 7.500                               623      131,130,546.16          10.68    41.23     7.299       633      81.95
7.501 - 8.000                               551      104,535,870.87           8.51    41.67     7.797       611      82.12
8.001 - 8.500                               311       38,584,792.33           3.14    41.87     8.237       632      88.06
8.501 - 9.000                               445       44,458,836.90           3.62    41.87     8.812       625      90.26
9.001 - 9.500                               381       27,290,846.22           2.22    40.88     9.359       653      94.25
9.501 - 10.000                              533       33,138,414.27           2.70    41.28     9.881       650      97.15
10.001 - 10.500                             294       18,085,656.85           1.47    41.71    10.371       643      98.25
10.501 - 11.000                             408       23,115,244.81           1.88    43.72    10.867       632      98.71
11.001 - 11.500                             206        9,305,351.57           0.76    43.29    11.334       630      99.43
11.501 - 12.000                              60        2,999,186.77           0.24    43.31    11.873       623      98.10
12.001 - 12.500                              27        1,489,345.05           0.12    42.41    12.423       614      96.68
12.501 - 13.000                               9          449,008.44           0.04    38.70    12.824       622      96.25
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Mortgage Coupons                       Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
4.501 - 5.000                               360         355      5
5.001 - 5.500                               355         351      3
5.501 - 6.000                               358         355      3
6.001 - 6.500                               360         357      3
6.501 - 7.000                               359         356      3
7.001 - 7.500                               359         356      3
7.501 - 8.000                               355         352      3
8.001 - 8.500                               322         319      3
8.501 - 9.000                               308         305      3
9.001 - 9.500                               265         261      3
9.501 - 10.000                              219         216      3
10.001 - 10.500                             214         211      3
10.501 - 11.000                             219         216      3
11.001 - 11.500                             216         213      3
11.501 - 12.000                             203         200      3
12.001 - 12.500                             188         186      2
12.501 - 13.000                             180         178      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Combined Original Loan-to-Value Ratio

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Combined Original LTV                   Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
5.01 - 10.00                                  1          $34,661.82           0.00%   54.80%   10.125%      639       7.95%
10.01 - 15.00                                 1           25,430.63           0.00     8.83    10.925       614      15.00
15.01 - 20.00                                 2           93,757.66           0.01    24.28     8.515       650      18.50
20.01 - 25.00                                 9          767,394.80           0.06    36.72     6.901       570      23.27
25.01 - 30.00                                 6          780,429.26           0.06    38.58     6.882       611      29.08
30.01 - 35.00                                11        1,296,387.30           0.11    32.81     7.725       584      33.10
35.01 - 40.00                                18        2,272,389.48           0.19    40.28     7.048       602      37.86
40.01 - 45.00                                17        2,860,675.07           0.23    37.51     7.211       597      42.32
45.01 - 50.00                                28        4,243,506.10           0.35    38.19     6.999       595      48.31
50.01 - 55.00                                44        7,756,016.47           0.63    38.64     6.778       605      52.92
55.01 - 60.00                                39        8,203,338.27           0.67    41.00     7.128       582      57.92
60.01 - 65.00                                70       16,436,947.91           1.34    40.24     6.851       617      63.16
65.01 - 70.00                               133       32,798,975.09           2.67    41.19     6.992       616      68.35
70.01 - 75.00                               263       70,465,886.18           5.74    41.62     6.796       613      74.01
75.01 - 80.00                             2,863      670,739,412.05          54.63    42.19     6.535       657      79.87
80.01 - 85.00                               287       73,562,516.52           5.99    41.34     7.046       616      84.30
85.01 - 90.00                               552      125,821,830.26          10.25    41.66     7.068       631      89.58
90.01 - 95.00                               388       74,166,434.54           6.04    42.75     7.615       637      94.65
95.01 - 100.00                            2,228      135,370,883.26          11.03    42.46     9.732       664      99.95
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Combined Original LTV                  Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
5.01 - 10.00                                180         176      4
10.01 - 15.00                               360         357      3
15.01 - 20.00                               329         327      2
20.01 - 25.00                               333         330      3
25.01 - 30.00                               360         358      2
30.01 - 35.00                               353         350      3
35.01 - 40.00                               349         346      2
40.01 - 45.00                               360         358      2
45.01 - 50.00                               355         352      3
50.01 - 55.00                               345         342      3
55.01 - 60.00                               360         357      3
60.01 - 65.00                               358         356      3
65.01 - 70.00                               354         351      3
70.01 - 75.00                               355         352      3
75.01 - 80.00                               360         357      3
80.01 - 85.00                               359         356      3
85.01 - 90.00                               355         352      3
90.01 - 95.00                               347         344      3
95.01 - 100.00                              227         223      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Principal Balance

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Principal Balance                       Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
less than 50,000.00                       1,197      $39,220,248.87           3.19%   42.13%   10.013%      648      97.88%
50,000.01 - 100,000.00                    1,538      114,299,014.90           9.31    41.54     8.792       650      91.24
100,000.01 - 150,000.00                   1,078      134,733,616.90          10.97    40.89     7.496       642      83.63
150,000.01 - 200,000.00                     768      134,538,907.47          10.96    41.76     6.947       635      80.67
200,000.01 - 250,000.00                     636      143,076,136.81          11.65    41.59     6.752       641      79.92
250,000.01 - 300,000.00                     526      144,158,565.97          11.74    42.29     6.704       643      80.77
300,000.01 - 350,000.00                     367      119,119,016.48           9.70    42.65     6.681       651      81.46
350,000.01 - 400,000.00                     274      102,865,042.01           8.38    42.97     6.656       651      80.82
400,000.01 - 450,000.00                     183       78,187,487.59           6.37    43.01     6.578       648      81.55
450,000.01 - 500,000.00                     141       67,133,487.24           5.47    41.84     6.562       656      80.68
500,000.01 - 550,000.00                      96       50,033,134.20           4.08    41.75     6.534       647      80.73
550,000.01 - 600,000.00                      61       35,068,012.60           2.86    42.36     6.428       653      81.81
600,000.01 - 650,000.00                      41       25,943,277.51           2.11    39.91     6.698       651      80.82
650,000.01 - 700,000.00                      21       14,156,141.39           1.15    42.31     6.763       639      84.40
700,000.01 - 750,000.00                      22       16,011,199.75           1.30    42.07     6.555       646      80.74
750,000.01 - 800,000.00                       6        4,678,528.36           0.38    48.08     6.130       655      74.66
800,000.01 - 850,000.00                       3        2,505,172.26           0.20    39.80     6.256       667      79.17
950,000.01 - 1,000,000.00                     2        1,969,882.36           0.16    46.81     6.134       718      78.54
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Principal Balance                      Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
less than 50,000.00                         232         229      3
50,000.01 - 100,000.00                      275         272      3
100,000.01 - 150,000.00                     328         325      3
150,000.01 - 200,000.00                     352         349      3
200,000.01 - 250,000.00                     359         356      3
250,000.01 - 300,000.00                     359         357      3
300,000.01 - 350,000.00                     359         357      3
350,000.01 - 400,000.00                     360         357      3
400,000.01 - 450,000.00                     358         355      3
450,000.01 - 500,000.00                     360         357      3
500,000.01 - 550,000.00                     360         357      3
550,000.01 - 600,000.00                     360         357      3
600,000.01 - 650,000.00                     360         357      3
650,000.01 - 700,000.00                     360         357      3
700,000.01 - 750,000.00                     360         357      3
750,000.01 - 800,000.00                     330         327      3
800,000.01 - 850,000.00                     360         358      2
950,000.01 - 1,000,000.00                   360         357      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Original Term to Maturity

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Original Term to Maturity               Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
120                                           3         $190,672.77           0.02%   39.05%    7.229%      697      87.51%
180                                       1,852      114,236,538.38           9.30    41.86     9.773       665      97.95
240                                          12          982,492.11           0.08    40.25     7.504       668      70.36
300                                           2          396,222.93           0.03    28.64     7.841       593      85.14
360                                       5,091    1,111,890,946.48          90.57    42.01     6.804       644      81.09
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Original Term to Maturity              Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
120                                         120         117      3
180                                         180         177      3
240                                         240         237      3
300                                         300         296      4
360                                         360         357      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Remaining Term to Maturity

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Remaining Term to Maturity              Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
116 - 120                                     3         $190,672.77           0.02%   39.05%    7.229%      697      87.51%
166 - 170                                     2           58,163.70           0.00    53.14     9.429       712     100.00
171 - 175                                   228       12,731,441.46           1.04    45.42     9.599       673      98.28
176 - 180                                 1,622      101,446,933.22           8.26    41.40     9.795       663      97.91
236 - 240                                    12          982,492.11           0.08    40.25     7.504       668      70.36
296 - 300                                     2          396,222.93           0.03    28.64     7.841       593      85.14
346 - 350                                     7        1,039,432.79           0.08    48.30     7.283       627      86.47
351 - 355                                 1,575      249,175,000.70          20.30    44.69     6.907       653      82.64
356 - 360                                 3,509      861,676,512.99          70.19    41.22     6.773       641      80.63
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Remaining Term to Maturity             Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
116 - 120                                   120         117      3
166 - 170                                   180         169     11
171 - 175                                   180         175      5
176 - 180                                   180         178      2
236 - 240                                   240         237      3
296 - 300                                   300         296      4
346 - 350                                   360         348     12
351 - 355                                   360         355      5
356 - 360                                   360         358      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Credit Score

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Credit Score                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
801 - 850                                    10       $1,779,234.62           0.14%   38.53%    6.415%      805      81.43%
751 - 800                                   250       46,120,725.14           3.76    41.89     6.916       768      83.15
701 - 750                                   774      142,984,209.16          11.65    42.29     6.850       721      83.72
651 - 700                                 2,025      362,414,435.77          29.52    41.92     6.959       674      83.63
601 - 650                                 2,640      447,745,168.72          36.47    42.02     7.053       626      82.97
551 - 600                                   988      171,924,492.30          14.00    41.64     7.360       581      80.88
501 - 550                                   259       51,979,096.14           4.23    42.75     8.023       528      76.33
451 - 500                                    14        2,749,510.82           0.22    39.18     7.712       499      69.62
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Credit Score                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
801 - 850                                   347         344      2
751 - 800                                   334         331      3
701 - 750                                   336         333      3
651 - 700                                   339         336      3
601 - 650                                   344         341      3
551 - 600                                   351         348      3
501 - 550                                   359         357      2
451 - 500                                   360         357      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Property Type

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Property Type                           Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Single Family Detached                    3,736     $693,455,928.36          56.48%   41.19%    7.077%      640      82.31%
Single Family (1-2 Units)                 1,480      210,814,682.99          17.17    44.44     7.039       654      83.46
Condominium                                 638      102,015,089.87           8.31    42.69     7.033       658      83.67
PUD Single Family (Detached)                524      101,776,236.26           8.29    41.18     7.201       644      82.88
Duplex                                      206       46,161,094.36           3.76    42.44     7.255       661      83.19
PUD Project (Attached)                      158       27,654,644.54           2.25    40.76     7.233       654      83.11
Planned Unit Development                    146       22,498,122.26           1.83    45.66     6.943       650      83.89
Triplex                                      42       12,278,515.40           1.00    40.38     6.990       647      75.72
Single Family 4 Unit                         21        8,781,832.56           0.72    39.36     6.705       691      78.64
2-4 UNITS                                     8        2,133,669.54           0.17    50.02     6.840       674      79.40
Manufactured Housing                          1          127,056.53           0.01    37.08     6.500       619      80.00
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Property Type                          Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
Single Family Detached                      341         339      2
Single Family (1-2 Units)                   351         346      5
Condominium                                 343         340      3
PUD Single Family (Detached)                339         337      2
Duplex                                      336         333      2
PUD Project (Attached)                      341         338      2
Planned Unit Development                    353         347      5
Triplex                                     347         344      3
Single Family 4 Unit                        357         355      2
2-4 UNITS                                   360         355      5
Manufactured Housing                        360         352      8
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Occupancy Status

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Occupancy Status                        Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Owner Occupied                            6,635   $1,174,351,964.63          95.65%   42.00%    7.072%      644      82.60%
Non-Owner Occupied                          160       27,119,041.37           2.21    40.40     7.396       667      82.73
Second Home                                 165       26,225,866.67           2.14    43.00     7.150       688      85.05
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Occupancy Status                       Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
Owner Occupied                              343         340      3
Non-Owner Occupied                          359         356      3
Second Home                                 339         336      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Documentation

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Documentation                           Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Full Documentation                        4,290     $712,930,148.74          58.07%   42.06%    6.938%      635      83.18%
Streamlined - Stated (PITI Verified)      1,554      269,954,163.14          21.99    42.08     7.480       674      83.74
Stated Income Documentation                 936      206,931,550.83          16.86    41.80     7.069       649      79.11
Lite (6 Months Bank Statements)             113       23,944,212.60           1.95    42.07     7.000       636      84.05
Full-Alt (24 Months Bank Statements)         27        7,948,812.60           0.65    36.88     6.933       634      85.66
LIV                                          40        5,987,984.76           0.49    41.61     7.070       671      83.47
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Documentation                          Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
Full Documentation                          346         342      3
Streamlined - Stated (PITI Verified)        329         326      2
Stated Income Documentation                 354         351      3
Lite (6 Months Bank Statements)             338         335      2
Full-Alt (24 Months Bank Statements)        349         347      2
LIV                                         346         341      5
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Loan Purpose

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Loan Purpose                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Purchase                                  4,376     $682,397,379.70          55.58%   42.34%    7.173%      662      83.92%
C/O Refi                                  2,320      501,464,826.37          40.85    41.48     6.971       625      81.03
R/T Refi                                    214       37,862,445.33           3.08    42.60     6.891       632      82.32
Texas C/O Refi                               50        5,972,221.27           0.49    39.69     7.030       621      76.03
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Loan Purpose                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
Purchase                                    337         334      3
C/O Refi                                    351         348      3
R/T Refi                                    351         348      3
Texas C/O Refi                              333         331      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Product Type

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Product Type                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
10 YR FIXED                                   3         $190,672.77           0.02%   39.05%    7.229%      697      87.51%
15 YR FIXED                                  72        7,555,226.65           0.62    39.95     7.040       658      77.04
15/30 BALLOON                             1,780      106,681,311.73           8.69    41.99     9.966       665      99.43
20 YR FIXED                                  12          982,492.11           0.08    40.25     7.504       668      70.36
25 YR FIXED                                   2          396,222.93           0.03    28.64     7.841       593      85.14
2/28 ARM                                  1,760      354,006,004.85          28.83    41.66     7.055       628      80.66
2/28 ARM with 10 yr IO                       36       11,352,445.65           0.92    39.88     6.314       651      81.82
2/28 ARM with 5 yr IO                     1,251      334,362,598.97          27.23    42.04     6.441       663      81.13
2/28 ARM 30/40 BALLOON                      675      197,691,873.53          16.10    42.70     6.782       630      80.69
30 YR FIXED                                 879       99,679,258.63           8.12    42.21     7.691       648      84.28
30 YR FIXED w 10yr IO                         1          118,326.12           0.01    38.43     6.500       737      80.00
30/40 BALLOON                                35        7,585,458.63           0.62    42.27     6.864       642      78.11
3/27 ARM                                    114       21,581,213.66           1.76    42.58     6.654       632      81.81
3/27 ARM with 10 yr IO                        7        1,992,650.00           0.16    40.67     6.341       682      80.63
3/27 ARM with 5 yr IO                        92       18,769,509.72           1.53    46.19     6.302       662      80.97
3/27 ARM 30/40 BALLOON                       28        8,216,213.03           0.67    41.48     6.242       646      81.36
5/25 ARM                                     67       15,408,747.16           1.26    41.49     6.293       663      77.38
5/25 ARM with 10 yr IO                        2          634,400.00           0.05    30.86     6.316       650      80.00
5/25 ARM with 5 yr IO                       120       34,045,425.51           2.77    39.55     6.225       671      80.00
5/25 ARM 30/40 BALLOON                       16        4,243,422.63           0.35    41.02     6.463       651      78.32
6mo ARM                                       7        1,726,829.25           0.14    36.70     6.945       621      82.06
6mo ARM 30/40 BALLOON                         1          476,569.14           0.04    50.45     7.850       644      90.00
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Product Type                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
10 YR FIXED                                 120         117      3
15 YR FIXED                                 180         177      3
15/30 BALLOON                               180         177      3
20 YR FIXED                                 240         237      3
25 YR FIXED                                 300         296      4
2/28 ARM                                    360         357      3
2/28 ARM with 10 yr IO                      360         358      2
2/28 ARM with 5 yr IO                       360         356      4
2/28 ARM 30/40 BALLOON                      360         358      2
30 YR FIXED                                 360         357      3
30 YR FIXED w 10yr IO                       360         355      5
30/40 BALLOON                               360         358      2
3/27 ARM                                    360         357      3
3/27 ARM with 10 yr IO                      360         358      2
3/27 ARM with 5 yr IO                       360         355      5
3/27 ARM 30/40 BALLOON                      360         358      2
5/25 ARM                                    360         356      4
5/25 ARM with 10 yr IO                      360         358      2
5/25 ARM with 5 yr IO                       360         357      3
5/25 ARM 30/40 BALLOON                      360         358      2
6mo ARM                                     360         358      2
6mo ARM 30/40 BALLOON                       360         357      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

IO Term

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
IO Term                                 Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0                                         5,451     $826,421,516.70          67.31%   42.01%    7.406%      637      83.43%
60                                        1,463      387,177,534.20          31.54    42.03     6.416       664      81.03
120                                          46       14,097,821.77           1.15    39.58     6.319       656      81.55
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
IO Term                                Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0                                           335         332      3
60                                          360         356      4
120                                         360         358      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Lien Position

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Lien Position                           Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
1                                         4,670   $1,094,690,597.90          89.17%   41.92%    6.735%      644      80.62%
2                                         2,290      133,006,274.77          10.83    42.56     9.929       665      99.41
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Lien Position                          Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
1                                           359         356      3
2                                           214         211      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Prepayment Penalty Term

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Prepayment Penalty Term                 Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0                                         2,232     $330,481,365.07          26.92%   41.37%    7.478%      646      84.12%
12                                          247       59,833,992.19           4.87    41.10     6.932       654      81.09
24                                        3,736      700,604,127.43          57.07    42.23     6.974       644      82.49
36                                          745      136,777,387.98          11.14    42.63     6.737       650      80.61
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Prepayment Penalty Term                Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0                                           334         331      3
12                                          349         346      3
24                                          346         343      3
36                                          351         347      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Geographic Distribution

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Geographic Distribution                 Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
California                                2,561     $609,951,087.02          49.68%   42.49%    6.903%      652      81.98%
New York                                    275       62,958,668.20           5.13    42.42     7.086       653      82.13
Washington                                  400       54,979,416.63           4.48    42.05     7.060       636      83.23
Florida                                     325       46,534,696.63           3.79    39.49     7.438       640      83.23
Maryland                                    235       41,376,257.79           3.37    40.52     7.200       636      82.73
Texas                                       351       35,184,612.45           2.87    38.97     7.492       642      82.28
Arizona                                     247       33,040,690.71           2.69    39.88     7.232       648      84.68
Virginia                                    173       32,990,537.90           2.69    42.60     7.390       644      81.60
New Jersey                                  145       32,549,305.68           2.65    41.79     7.060       641      82.78
Massachusetts                               134       29,230,863.59           2.38    43.47     6.893       647      81.86
Colorado                                    240       28,610,156.16           2.33    45.01     7.056       641      83.49
Nevada                                      144       26,145,283.36           2.13    41.65     7.411       654      83.20
Illinois                                    163       23,935,758.27           1.95    41.45     7.151       634      84.41
Oregon                                      190       23,447,864.12           1.91    41.38     6.989       651      84.09
Georgia                                     158       17,829,409.19           1.45    42.94     7.677       640      85.17
Ohio                                        154       14,689,532.01           1.20    44.40     7.509       623      88.06
Connecticut                                  75       13,093,776.29           1.07    41.77     7.213       627      82.17
Pennsylvania                                 93       10,593,983.21           0.86    38.15     7.363       621      82.56
Idaho                                        95        8,521,228.41           0.69    40.41     7.229       644      83.63
North Carolina                               74        7,623,083.97           0.62    39.58     7.567       633      84.82
Tennessee                                    95        6,809,037.33           0.55    43.90     7.319       630      85.64
Wisconsin                                    62        6,300,107.38           0.51    37.83     7.817       638      85.83
Utah                                         56        6,180,696.65           0.50    46.63     7.265       640      83.84
Michigan                                     64        5,968,178.11           0.49    40.48     7.851       622      86.25
Louisiana                                    76        5,775,751.20           0.47    39.19     7.869       609      84.41
District of Columbia                         28        5,394,865.70           0.44    39.06     7.208       614      79.06
Mississippi                                  46        4,716,589.85           0.38    39.05     7.540       620      83.71
Rhode Island                                 24        4,457,341.42           0.36    39.51     6.752       659      79.48
Missouri                                     54        4,236,738.72           0.35    42.00     7.777       637      84.55
New Hampshire                                26        3,750,495.63           0.31    40.69     6.869       650      80.83
Kentucky                                     36        3,174,696.01           0.26    42.80     7.588       635      89.95
Oklahoma                                     24        2,470,761.53           0.20    41.19     7.970       605      86.82
South Carolina                               21        2,082,173.15           0.17    42.09     8.152       613      86.24
Indiana                                      26        1,956,079.34           0.16    39.52     7.346       626      87.19
Maine                                        13        1,888,339.39           0.15    43.61     7.441       627      82.90
New Mexico                                   12        1,696,357.27           0.14    40.42     7.657       642      84.75
Kansas                                       12        1,511,335.65           0.12    43.33     7.578       591      86.91
Minnesota                                    10        1,445,336.82           0.12    44.99     7.103       599      83.77
Delaware                                     11        1,165,094.17           0.09    41.94     7.179       617      83.75
Arkansas                                     10        1,152,848.02           0.09    36.53     7.765       616      84.51
Montana                                      10        1,143,870.80           0.09    40.39     7.108       643      87.59
Wyoming                                       5          559,730.52           0.05    27.13     7.524       629      84.08
Iowa                                          3          411,749.16           0.03    37.02     6.680       642      83.60
West Virginia                                 2           78,863.52           0.01    49.58    10.205       620     100.00
Alabama                                       1           61,642.26           0.01    32.85    10.125       599      95.00
South Dakota                                  1           21,981.48           0.00    39.44    10.250       591     100.00
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Geographic Distribution                Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
California                                  343         340      3
New York                                    340         338      2
Washington                                  346         343      3
Florida                                     344         341      3
Maryland                                    345         343      2
Texas                                       333         331      2
Arizona                                     344         341      3
Virginia                                    341         338      2
New Jersey                                  344         342      2
Massachusetts                               342         339      2
Colorado                                    351         346      5
Nevada                                      343         340      3
Illinois                                    345         342      2
Oregon                                      350         346      5
Georgia                                     346         342      4
Ohio                                        352         347      5
Connecticut                                 345         342      2
Pennsylvania                                346         344      2
Idaho                                       350         346      4
North Carolina                              338         334      4
Tennessee                                   338         335      4
Wisconsin                                   342         338      4
Utah                                        337         332      5
Michigan                                    345         342      3
Louisiana                                   338         336      2
District of Columbia                        347         344      2
Mississippi                                 341         339      2
Rhode Island                                336         334      2
Missouri                                    349         347      3
New Hampshire                               345         343      2
Kentucky                                    335         330      5
Oklahoma                                    339         336      2
South Carolina                              351         348      3
Indiana                                     328         324      3
Maine                                       339         337      2
New Mexico                                  349         347      2
Kansas                                      352         349      3
Minnesota                                   344         340      4
Delaware                                    346         344      2
Arkansas                                    360         357      3
Montana                                     340         337      3
Wyoming                                     352         349      3
Iowa                                        337         334      3
West Virginia                               180         178      2
Alabama                                     360         356      4
South Dakota                                180         178      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Range of Gross Margins - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Gross Margin                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0.501 - 1.000                                 1         $440,743.31           0.04%   52.76%    6.151%      657      80.00%
2.001 - 2.500                                 1           67,882.35           0.01    40.46     6.740       648      80.00
3.001 - 3.500                                 1          197,305.61           0.02    57.29     6.700       607      89.19
3.501 - 4.000                                 3          559,806.66           0.06    53.93     5.893       608      85.63
4.001 - 4.500                               141       30,968,818.20           3.08    41.62     6.275       652      81.24
4.501 - 5.000                               224       52,475,381.34           5.22    46.19     5.913       664      79.60
5.001 - 5.500                               625      154,405,713.13          15.37    42.78     6.230       659      78.98
5.501 - 6.000                               858      218,942,655.00          21.80    41.56     6.394       651      79.40
6.001 - 6.500                               913      235,865,385.90          23.48    41.66     6.717       641      80.44
6.501 - 7.000                               718      165,299,490.82          16.46    41.92     7.074       638      81.66
7.001 - 7.500                               337       76,533,067.37           7.62    40.96     7.406       627      84.12
7.501 - 8.000                               290       58,127,588.05           5.79    40.64     7.938       609      85.20
8.001 - 8.500                                41        6,903,615.85           0.69    40.82     8.069       614      87.82
8.501 - 9.000                                16        2,343,588.04           0.23    42.21     8.634       599      83.47
9.001 - 9.500                                 3          177,829.50           0.02    43.63     9.692       562      88.08
9.501 - 10.000                                4        1,199,031.97           0.12    37.90     9.926       554      88.10
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,176   $1,004,507,903.10         100.00%   41.98%    6.715%      644      80.80%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Gross Margin                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0.501 - 1.000                               360         358      2
2.001 - 2.500                               360         358      2
3.001 - 3.500                               360         356      4
3.501 - 4.000                               360         357      3
4.001 - 4.500                               360         357      3
4.501 - 5.000                               360         355      5
5.001 - 5.500                               360         356      4
5.501 - 6.000                               360         357      3
6.001 - 6.500                               360         357      3
6.501 - 7.000                               360         357      3
7.001 - 7.500                               360         357      3
7.501 - 8.000                               360         358      2
8.001 - 8.500                               360         357      3
8.501 - 9.000                               360         357      3
9.001 - 9.500                               360         357      3
9.501 - 10.000                              360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Initial Periodic Rate Cap - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Initial Cap                             Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
1.000                                        21       $4,250,819.94           0.42%   41.34%    7.145%      631      82.73%
1.500                                       173       42,031,606.14           4.18    42.17     7.059       624      80.91
2.900                                         1          459,397.68           0.05    30.38     6.990       613      75.00
3.000                                     3,912      934,272,036.03          93.01    42.07     6.712       644      80.81
5.000                                        69       23,494,043.31           2.34    38.72     6.164       674      79.83
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,176   $1,004,507,903.10         100.00%   41.98%    6.715%      644      80.80%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Initial Cap                            Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
1.000                                       360         357      3
1.500                                       360         357      3
2.900                                       360         358      2
3.000                                       360         357      3
5.000                                       360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Periodic Rate Cap - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Periodic Cap                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0.500                                         1         $131,675.10           0.01%   45.15%    7.025%      631      80.00%
1.000                                     4,166    1,001,973,177.22          99.75    41.98     6.715       644      80.81
1.500                                         2          802,140.98           0.08    42.08     6.375       650      80.00
2.000                                         7        1,600,909.80           0.16    43.79     7.293       624      75.28
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,176   $1,004,507,903.10         100.00%   41.98%    6.715%      644      80.80%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Periodic Cap                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0.500                                       360         357      3
1.000                                       360         357      3
1.500                                       360         351      9
2.000                                       360         356      4
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Range of Maximum Interest Rates - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Maximum Rate                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
10.501 - 11.000                               2         $231,899.58           0.02%   55.44%    5.000%      612      79.45%
11.001 - 11.500                              51       14,424,372.55           1.44    41.98     5.535       670      79.53
11.501 - 12.000                             273       70,026,731.58           6.97    44.39     5.733       668      79.35
12.001 - 12.500                             783      211,007,228.93          21.01    42.40     6.020       660      79.66
12.501 - 13.000                             935      233,799,114.34          23.27    41.93     6.430       651      80.37
13.001 - 13.500                             925      227,422,208.30          22.64    41.80     6.848       646      81.25
13.501 - 14.000                             507      110,081,628.69          10.96    41.19     7.351       631      81.81
14.001 - 14.500                             386       82,243,198.57           8.19    41.35     7.808       607      81.77
14.501 - 15.000                             124       23,906,476.44           2.38    42.05     8.252       601      84.38
15.001 - 15.500                             123       21,670,945.35           2.16    40.67     8.800       571      84.33
15.501 - 16.000                              35        4,599,378.79           0.46    37.93     9.229       555      78.61
16.001 - 16.500                              24        3,957,931.16           0.39    37.57     9.718       562      83.74
16.501 - 17.000                               4          869,632.03           0.09    40.69    10.417       513      80.16
17.001 - 17.500                               2          135,272.52           0.01    39.64    10.950       539      87.99
17.501 - 18.000                               2          131,884.27           0.01    29.11    11.027       545      80.81
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,176   $1,004,507,903.10         100.00%   41.98%    6.715%      644      80.80%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Maximum Rate                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
10.501 - 11.000                             360         355      5
11.001 - 11.500                             360         355      5
11.501 - 12.000                             360         356      4
12.001 - 12.500                             360         357      3
12.501 - 13.000                             360         357      3
13.001 - 13.500                             360         357      3
13.501 - 14.000                             360         357      3
14.001 - 14.500                             360         358      2
14.501 - 15.000                             360         357      3
15.001 - 15.500                             360         358      2
15.501 - 16.000                             360         358      2
16.001 - 16.500                             360         358      2
16.501 - 17.000                             360         358      2
17.001 - 17.500                             360         358      2
17.501 - 18.000                             360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Range of Minimum Interest Rates- (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Minimum Rate                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
4.501 - 5.000                                 3         $566,775.58           0.06%   44.37%    5.585%      676      79.78%
5.001 - 5.500                               123       38,193,025.66           3.80    40.48     5.426       675      78.76
5.501 - 6.000                               662      189,953,681.70          18.91    42.75     5.869       661      79.64
6.001 - 6.500                             1,007      250,706,096.12          24.96    42.13     6.333       654      80.24
6.501 - 7.000                             1,070      258,820,729.13          25.77    42.22     6.814       647      80.86
7.001 - 7.500                               533      116,635,030.77          11.61    41.18     7.293       632      81.99
7.501 - 8.000                               437       91,372,868.00           9.10    41.68     7.793       608      81.85
8.001 - 8.500                               134       24,678,265.44           2.46    41.94     8.230       602      83.94
8.501 - 9.000                               132       22,953,646.64           2.29    41.06     8.778       574      84.81
9.001 - 9.500                                43        5,528,109.32           0.55    37.95     9.239       565      80.94
9.501 - 10.000                               25        4,049,765.10           0.40    38.02     9.729       560      84.08
10.001 - 10.500                               3          782,752.85           0.08    39.78    10.483       514      82.21
10.501 - 11.000                               3          191,208.35           0.02    36.41    10.884       530      80.25
11.001 - 11.500                               1           75,948.44           0.01    29.48    11.250       573      95.00
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,176   $1,004,507,903.10         100.00%   41.98%    6.715%      644      80.80%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Minimum Rate                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
4.501 - 5.000                               360         356      4
5.001 - 5.500                               360         357      3
5.501 - 6.000                               360         357      3
6.001 - 6.500                               360         357      3
6.501 - 7.000                               360         357      3
7.001 - 7.500                               360         357      3
7.501 - 8.000                               360         357      3
8.001 - 8.500                               360         357      3
8.501 - 9.000                               360         357      3
9.001 - 9.500                               360         357      3
9.501 - 10.000                              360         358      2
10.001 - 10.500                             360         358      2
10.501 - 11.000                             360         358      2
11.001 - 11.500                             360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Next Interest Adjustment Date - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Next Adjustment Date                    Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
November-05                                   4       $1,050,753.64           0.10%   41.09%    7.850%      598      88.18%
December-05                                   4        1,152,644.75           0.11    38.37     6.494       652      79.77
August-06                                     2          379,712.42           0.04    52.64     7.219       646      88.99
December-06                                   2          540,356.90           0.05    43.11     6.787       654      87.65
January-07                                   62       13,322,722.44           1.33    46.20     6.626       631      81.58
February-07                                  63       14,191,493.37           1.41    42.66     6.502       666      79.35
March-07                                    733      153,766,350.82          15.31    44.87     6.623       652      80.87
April-07                                    118       29,337,490.43           2.92    43.53     6.717       640      82.63
May-07                                      635      159,074,066.44          15.84    41.45     6.805       641      80.75
June-07                                   2,107      526,800,730.18          52.44    41.12     6.794       639      80.80
December-07                                   2          268,003.80           0.03    51.71     5.945       676      81.42
January-08                                   11        1,961,514.44           0.20    48.31     6.221       640      80.72
February-08                                   3          873,538.24           0.09    52.91     5.524       660      80.00
March-08                                    106       18,174,151.19           1.81    46.28     6.427       654      81.22
April-08                                      9        1,983,065.08           0.20    44.01     6.633       652      80.26
May-08                                       23        5,454,311.79           0.54    44.51     6.726       630      85.41
June-08                                      86       21,637,415.06           2.15    40.38     6.437       645      80.72
July-08                                       1          207,586.81           0.02    39.16     6.025       647      80.00
August-09                                     1          494,140.98           0.05    43.37     6.250       602      80.00
November-09                                   1          142,000.00           0.01    38.27     7.875       655     100.00
January-10                                    4          494,719.56           0.05    39.67     6.967       662      85.10
February-10                                   5        1,161,435.98           0.12    43.18     5.737       656      78.56
March-10                                     64       13,737,068.01           1.37    40.99     6.344       663      79.66
April-10                                      5        3,111,243.44           0.31    44.07     5.815       708      76.45
May-10                                       33        8,567,837.77           0.85    40.07     6.100       658      80.00
June-10                                      92       26,623,549.56           2.65    39.05     6.330       669      78.67
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,176   $1,004,507,903.10         100.00%   41.98%    6.715%      644      80.80%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Next Adjustment Date                   Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
November-05                                 360         357      3
December-05                                 360         358      2
August-06                                   360         348     12
December-06                                 360         352      8
January-07                                  360         353      7
February-07                                 360         354      6
March-07                                    360         355      5
April-07                                    360         356      4
May-07                                      360         357      3
June-07                                     360         358      2
December-07                                 360         352      8
January-08                                  360         353      7
February-08                                 360         354      6
March-08                                    360         355      5
April-08                                    360         356      4
May-08                                      360         357      3
June-08                                     360         358      2
July-08                                     360         359      1
August-09                                   360         348     12
November-09                                 360         351      9
January-10                                  360         353      7
February-10                                 360         354      6
March-10                                    360         355      5
April-10                                    360         356      4
May-10                                      360         357      3
June-10                                     360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

DTI

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Debt to Income                          Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0.00 - 4.99                                   4         $361,319.78           0.03%    1.94%    7.920%      618      57.47%
5.00 - 9.99                                  26        5,182,619.70           0.42     7.63     7.186       639      81.63
10.00 - 14.99                                41        6,767,454.18           0.55    12.61     6.927       647      85.74
15.00 - 19.99                               101       13,539,174.65           1.10    18.15     7.312       634      80.57
20.00 - 24.99                               207       35,104,630.18           2.86    22.56     6.989       649      81.74
25.00 - 29.99                               392       59,610,978.65           4.86    27.71     7.116       637      82.61
30.00 - 34.99                               646      103,491,295.30           8.43    32.64     7.059       645      81.77
35.00 - 39.99                             1,049      191,213,737.93          15.57    37.68     7.016       648      82.01
40.00 - 44.99                             1,649      303,897,982.72          24.75    42.70     7.117       650      82.62
45.00 - 49.99                             1,898      344,565,213.41          28.07    47.72     7.158       647      82.80
50.00 - 54.99                               759      133,683,444.78          10.89    52.26     6.954       637      83.87
55.00 >=                                    188       30,279,021.39           2.47    57.57     6.834       648      84.93
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Debt to Income                         Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0.00 - 4.99                                 360         357      3
5.00 - 9.99                                 354         350      3
10.00 - 14.99                               350         348      3
15.00 - 19.99                               344         341      3
20.00 - 24.99                               344         341      3
25.00 - 29.99                               347         344      3
30.00 - 34.99                               341         338      3
35.00 - 39.99                               342         340      3
40.00 - 44.99                               341         338      3
45.00 - 49.99                               343         340      3
50.00 - 54.99                               348         344      4
55.00 >=                                    349         345      4
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Credit Grade

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Credit Grade                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
AA                                        2,544     $483,771,700.01          39.40%   41.07%    6.949%      686      83.63%
Not Available                             1,784      256,145,109.85          20.86    44.74     7.041       655      83.49
A                                         1,526      272,395,438.65          22.19    41.36     7.066       624      82.60
A-                                          575      104,447,339.60           8.51    41.51     7.086       598      81.14
B+                                          252       55,355,253.99           4.51    41.34     7.592       568      80.84
B                                           246       49,036,785.60           3.99    41.69     7.940       535      75.74
C                                            33        6,545,244.97           0.53    43.55     8.192       540      70.90
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Credit Grade                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
AA                                          335         333      2
Not Available                               351         346      5
A                                           341         339      2
A-                                          348         346      2
B+                                          357         355      2
B                                           360         357      2
C                                           360         358      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Delinquency Status

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Delinquency Status                      Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0-29 days                                 6,930   $1,223,684,122.11          99.67%   41.98%    7.081%      646      82.65%
30-59 days                                   26        3,702,780.46           0.30    44.43     7.184       651      83.92
60-89 days                                    4          309,970.10           0.03    36.95     7.808       634      88.26
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    6,960   $1,227,696,872.67         100.00%   41.99%    7.081%      646      82.65%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Delinquency Status                     Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0-29 days                                   343         340      3
30-59 days                                  347         342      6
60-89 days                                  303         298      5
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE2
      GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         GROUP 2 MORTGAGE LOANS SUMMARY

Summary                                                                     Total             Minimum         Maximum
-------------------------------------------------------------------   ------------------    -----------    --------------
Aggregate Principal Balance                                              $901,112,874.61
Number of Loans                                                                    4,586
Average Original Loan Balance                                                $196,758.10     $11,000.00     $1,000,000.00
Average Current Loan Balance                                                 $196,492.12     $10,967.88       $999,180.56
(1) Weighted Average Combined Original LTV                                         82.77%          7.95%           100.00%
(1) Weighted Average Gross Coupon                                                  7.081%         5.000            12.875
(1) (2) Weighted Average Gross Margin                                              6.185%         0.615%           10.000%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                 23.4              3                58
(1) Weighted Average Remaining Term to Maturity (months)                           340.0            116               358
(1) (3) Weighted Average Credit Score                                                646            474               814

(1)   Weighted Average reflected in Total.

(2)   Adjustable Loans Only

(3)   100.00% of the Mortgage Loans have Credit Scores.

                                        Range
                                        ----------------------------
Product Type                            Adjustable                     81.93%
                                        Fixed                          18.07%
  Fully Amortizing Mortgage Loans                                      39.16%
Interest Only Loans                                                    32.94%
Balloon Loans                                                          27.90%
Lien:                                   First                          89.08%
                                        Second                         10.92%

Property Type                           Single Family Detached         57.23%
                                        Single Family (1-2 Units)      16.22
                                        PUD Single Family (Detached)    9.32
                                        Condominium                     7.35
                                        Duplex                          4.03
                                        PUD Project (Attached)          2.23
                                        PUD                             1.93
                                        Triplex                         0.95
                                        Single Family 4 Unit            0.57
                                        2-4 UNITS                       0.17
                                        Manufactured Housing            0.01

Geographic Distribution(Top 5 States)   California                     50.64%
                                        New York                        5.83
                                        Washington                      4.43
                                        Maryland                        3.64
                                        Florida                         3.55

Number of States                        46
  Largest Zip Code Concentration        93065
Loans with Prepayment Penalties                                        71.44%

Originator

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Originator                              Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
OWNIT                                     1,135     $178,687,711.01          19.83%   45.21%    7.025%      656      83.50%
WMC                                       3,451      722,425,163.60          80.17    41.43     7.095       644      82.58
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Originator                             Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
OWNIT                                       351         346      5
WMC                                         341         339      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Range of Mortgage Coupons

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Mortgage Coupons                        Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
4.501 - 5.000                                 2         $231,899.58           0.03%   55.44%    5.000%      612      79.45%
5.001 - 5.500                                95       32,375,536.78           3.59    40.69     5.427       680      77.94
5.501 - 6.000                               458      156,168,379.83          17.33    43.23     5.860       664      79.66
6.001 - 6.500                               646      188,206,895.16          20.89    42.23     6.332       657      80.09
6.501 - 7.000                               742      203,534,584.50          22.59    42.52     6.811       648      80.72
7.001 - 7.500                               398       92,465,356.60          10.26    40.90     7.299       631      81.75
7.501 - 8.000                               398       79,099,189.98           8.78    41.83     7.799       611      82.57
8.001 - 8.500                               225       29,079,564.39           3.23    41.72     8.238       628      87.96
8.501 - 9.000                               319       34,610,769.73           3.84    41.73     8.813       618      91.04
9.001 - 9.500                               256       20,118,474.81           2.23    40.38     9.360       647      94.79
9.501 - 10.000                              361       24,483,608.95           2.72    40.82     9.869       645      97.30
10.001 - 10.500                             198       13,698,353.21           1.52    42.15    10.368       638      97.82
10.501 - 11.000                             262       15,975,450.95           1.77    44.20    10.867       629      98.73
11.001 - 11.500                             149        6,885,515.51           0.76    43.94    11.329       624      99.29
11.501 - 12.000                              47        2,454,688.14           0.27    42.81    11.884       618      97.79
12.001 - 12.500                              24        1,382,733.23           0.15    41.94    12.436       612      96.55
12.501 - 13.000                               6          341,873.26           0.04    42.23    12.821       618      95.49
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Mortgage Coupons                       Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
4.501 - 5.000                               360         355      5
5.001 - 5.500                               355         352      4
5.501 - 6.000                               358         355      3
6.001 - 6.500                               360         357      3
6.501 - 7.000                               359         356      3
7.001 - 7.500                               358         355      3
7.501 - 8.000                               354         352      3
8.001 - 8.500                               319         316      3
8.501 - 9.000                               311         308      3
9.001 - 9.500                               264         261      3
9.501 - 10.000                              221         218      3
10.001 - 10.500                             214         211      3
10.501 - 11.000                             223         220      3
11.001 - 11.500                             220         217      3
11.501 - 12.000                             201         198      3
12.001 - 12.500                             189         186      2
12.501 - 13.000                             180         178      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Combined Original Loan-to-Value Ratio

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Combined Original LTV                   Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
5.01 - 10.00                                  1          $34,661.82           0.00%   54.80%   10.125%      639       7.95%
10.01 - 15.00                                 1           25,430.63           0.00     8.83    10.925       614      15.00
15.01 - 20.00                                 2           93,757.66           0.01    24.28     8.515       650      18.50
20.01 - 25.00                                 6          416,855.80           0.05    33.52     7.571       585      23.40
25.01 - 30.00                                 1          164,724.69           0.02    38.58     6.925       581      28.50
30.01 - 35.00                                 7          626,301.94           0.07    34.29     7.909       574      32.70
35.01 - 40.00                                 8          820,226.97           0.09    40.66     6.754       614      37.99
40.01 - 45.00                                12        1,657,262.69           0.18    37.97     7.201       599      42.24
45.01 - 50.00                                12        1,461,868.51           0.16    36.25     7.088       610      48.15
50.01 - 55.00                                21        3,429,910.15           0.38    35.32     6.950       608      52.89
55.01 - 60.00                                16        3,403,744.06           0.38    39.72     7.230       594      58.11
60.01 - 65.00                                41        9,422,715.04           1.05    39.19     6.955       622      63.41
65.01 - 70.00                                94       24,016,575.08           2.67    41.39     6.953       624      68.38
70.01 - 75.00                               203       56,768,866.44           6.30    42.01     6.753       620      73.97
75.01 - 80.00                             1,898      517,567,254.45          57.44    42.34     6.525       658      79.87
80.01 - 85.00                               174       47,873,702.85           5.31    41.52     7.165       608      84.30
85.01 - 90.00                               335       84,051,910.87           9.33    42.09     7.191       620      89.60
90.01 - 95.00                               253       51,062,377.07           5.67    43.05     7.767       628      94.64
95.01 - 100.00                            1,501       98,214,727.89          10.90    42.46     9.739       660      99.95
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Combined Original LTV                  Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
5.01 - 10.00                                180         176      4
10.01 - 15.00                               360         357      3
15.01 - 20.00                               329         327      2
20.01 - 25.00                               310         308      2
25.01 - 30.00                               360         358      2
30.01 - 35.00                               345         342      3
35.01 - 40.00                               329         326      3
40.01 - 45.00                               360         358      2
45.01 - 50.00                               345         343      3
50.01 - 55.00                               344         342      2
55.01 - 60.00                               360         357      3
60.01 - 65.00                               357         354      3
65.01 - 70.00                               352         349      3
70.01 - 75.00                               354         351      3
75.01 - 80.00                               360         357      3
80.01 - 85.00                               359         357      3
85.01 - 90.00                               355         352      3
90.01 - 95.00                               346         343      3
95.01 - 100.00                              225         221      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Principal Balance

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Principal Balance                       Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
less than 50,000.00                         792      $24,807,044.38           2.75%   42.37%    9.993%      633      97.38%
50,000.01 - 100,000.00                      918       70,270,505.74           7.80    42.02     9.067       642      91.97
100,000.01 - 150,000.00                     558       68,772,931.27           7.63    40.37     8.264       630      87.08
150,000.01 - 200,000.00                     521       91,559,669.64          10.16    42.30     7.060       634      81.55
200,000.01 - 250,000.00                     407       91,354,547.51          10.14    41.50     6.771       642      80.50
250,000.01 - 300,000.00                     342       93,451,934.24          10.37    42.57     6.667       652      80.79
300,000.01 - 350,000.00                     225       72,840,698.08           8.08    42.92     6.669       658      80.94
350,000.01 - 400,000.00                     254       95,631,788.10          10.61    43.15     6.656       651      80.83
400,000.01 - 450,000.00                     179       76,460,629.53           8.49    42.97     6.584       648      81.53
450,000.01 - 500,000.00                     140       66,639,281.29           7.40    41.78     6.558       656      80.61
500,000.01 - 550,000.00                      94       48,991,630.60           5.44    41.86     6.540       646      80.76
550,000.01 - 600,000.00                      61       35,068,012.60           3.89    42.36     6.428       653      81.81
600,000.01 - 650,000.00                      41       25,943,277.51           2.88    39.91     6.698       651      80.82
650,000.01 - 700,000.00                      21       14,156,141.39           1.57    42.31     6.763       639      84.40
700,000.01 - 750,000.00                      22       16,011,199.75           1.78    42.07     6.555       646      80.74
750,000.01 - 800,000.00                       6        4,678,528.36           0.52    48.08     6.130       655      74.66
800,000.01 - 850,000.00                       3        2,505,172.26           0.28    39.80     6.256       667      79.17
950,000.01 - 1,000,000.00                     2        1,969,882.36           0.22    46.81     6.134       718      78.54
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Principal Balance                      Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
less than 50,000.00                         239         236      4
50,000.01 - 100,000.00                      266         262      3
100,000.01 - 150,000.00                     299         295      3
150,000.01 - 200,000.00                     348         345      3
200,000.01 - 250,000.00                     359         357      3
250,000.01 - 300,000.00                     360         357      3
300,000.01 - 350,000.00                     359         356      3
350,000.01 - 400,000.00                     360         357      3
400,000.01 - 450,000.00                     358         355      3
450,000.01 - 500,000.00                     360         357      3
500,000.01 - 550,000.00                     360         357      3
550,000.01 - 600,000.00                     360         357      3
600,000.01 - 650,000.00                     360         357      3
650,000.01 - 700,000.00                     360         357      3
700,000.01 - 750,000.00                     360         357      3
750,000.01 - 800,000.00                     330         327      3
800,000.01 - 850,000.00                     360         358      2
950,000.01 - 1,000,000.00                   360         357      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Original Term to Maturity

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Original Term to Maturity               Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
120                                           2          $80,293.81           0.01%   40.13%    8.919%      691      84.08%
180                                       1,250       84,619,593.75           9.39    41.94     9.749       661      97.78
240                                          12          982,492.11           0.11    40.25     7.504       668      70.36
300                                           1          154,159.35           0.02    37.46     6.650       608      77.50
360                                       3,321      815,276,335.59          90.47    42.21     6.803       644      81.22
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Original Term to Maturity              Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
120                                         120         116      4
180                                         180         177      3
240                                         240         237      3
300                                         300         296      4
360                                         360         357      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Remaining Term to Maturity

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Remaining Term to Maturity              Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
116 - 120                                     2          $80,293.81           0.01%   40.13%    8.919%      691      84.08%
166 - 170                                     1           22,498.89           0.00    55.38    10.125       646     100.00
171 - 175                                   161        9,158,949.31           1.02    45.34     9.677       670      99.19
176 - 180                                 1,088       75,438,145.55           8.37    41.53     9.757       660      97.60
236 - 240                                    12          982,492.11           0.11    40.25     7.504       668      70.36
296 - 300                                     1          154,159.35           0.02    37.46     6.650       608      77.50
346 - 350                                     4          690,734.09           0.08    45.01     6.905       588      81.44
351 - 355                                   987      173,890,043.92          19.30    45.19     6.885       654      82.62
356 - 360                                 2,330      640,695,557.58          71.10    41.39     6.781       642      80.84
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Remaining Term to Maturity             Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
116 - 120                                   120         116      4
166 - 170                                   180         170     10
171 - 175                                   180         175      5
176 - 180                                   180         178      2
236 - 240                                   240         237      3
296 - 300                                   300         296      4
346 - 350                                   360         348     12
351 - 355                                   360         355      5
356 - 360                                   360         358      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Credit Score

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Credit Score                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
801 - 850                                     8       $1,691,893.87           0.19%   38.63%    6.370%      805      81.16%
751 - 800                                   150       36,819,454.81           4.09    42.00     6.765       768      81.87
701 - 750                                   460      105,072,676.57          11.66    42.76     6.773       721      83.09
651 - 700                                 1,194      257,369,975.76          28.56    42.24     6.905       674      83.13
601 - 650                                 1,791      327,492,908.83          36.34    42.20     7.104       626      83.10
551 - 600                                   784      134,495,457.49          14.93    41.64     7.409       582      82.43
501 - 550                                   188       36,227,019.09           4.02    42.39     8.116       528      79.21
451 - 500                                    11        1,943,488.19           0.22    37.77     7.885       498      68.47
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Credit Score                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
801 - 850                                   350         347      2
751 - 800                                   337         334      3
701 - 750                                   337         334      3
651 - 700                                   340         337      3
601 - 650                                   343         340      3
551 - 600                                   350         348      3
501 - 550                                   359         357      2
451 - 500                                   360         357      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Property Type

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Property Type                           Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Single Family Detached                    2,501     $515,691,692.29          57.23%   41.37%    7.079%      640      82.67%
Single Family (1-2 Units)                   939      146,148,204.99          16.22    44.90     7.041       655      83.56
PUD Single Family (Detached)                393       84,019,365.31           9.32    41.29     7.242       640      82.93
Condominium                                 340       66,189,921.54           7.35    43.10     6.889       662      82.72
Duplex                                      151       36,316,328.73           4.03    42.48     7.317       662      83.25
PUD Project (Attached)                      109       20,059,580.44           2.23    40.56     7.229       648      81.76
Planned Unit Development                    108       17,368,722.24           1.93    46.04     6.977       648      84.29
Triplex                                      28        8,550,905.71           0.95    41.11     6.947       649      74.78
Single Family 4 Unit                         11        5,120,276.57           0.57    38.43     6.686       705      77.87
2-4 UNITS                                     5        1,520,820.26           0.17    51.53     6.640       665      78.48
Manufactured Housing                          1          127,056.53           0.01    37.08     6.500       619      80.00
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Property Type                          Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
Single Family Detached                      341         339      2
Single Family (1-2 Units)                   351         345      5
PUD Single Family (Detached)                339         337      2
Condominium                                 348         345      3
Duplex                                      333         330      2
PUD Project (Attached)                      341         339      2
Planned Unit Development                    351         346      5
Triplex                                     342         339      3
Single Family 4 Unit                        355         353      2
2-4 UNITS                                   360         355      5
Manufactured Housing                        360         352      8
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Occupancy Status

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Occupancy Status                        Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Owner Occupied                            4,449     $876,875,505.09          97.31%   42.19%    7.073%      646      82.76%
Second Home                                  65       12,121,609.36           1.35    42.70     7.292       676      84.37
Non-Owner Occupied                           72       12,115,760.16           1.34    40.76     7.439       646      81.28
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Occupancy Status                       Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
Owner Occupied                              343         340      3
Second Home                                 334         331      3
Non-Owner Occupied                          358         355      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Documentation

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Documentation                           Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Full Documentation                        3,014     $519,421,389.75          57.64%   42.17%    6.995%      633      83.54%
Streamlined - Stated (PITI Verified)        958      215,596,864.33          23.93    42.24     7.335       675      82.95
Stated Income Documentation                 508      138,356,747.88          15.35    42.48     7.037       650      79.41
Lite (6 Months Bank Statements)              72       17,721,448.54           1.97    41.78     6.980       637      83.36
Full-Alt (24 Months Bank Statements)         16        6,060,365.26           0.67    34.17     6.924       631      85.76
LIV                                          18        3,956,058.85           0.44    42.88     6.740       668      81.13
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Documentation                          Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
Full Documentation                          343         340      3
Streamlined - Stated (PITI Verified)        335         333      2
Stated Income Documentation                 354         351      3
Lite (6 Months Bank Statements)             338         335      2
Full-Alt (24 Months Bank Statements)        347         345      2
LIV                                         346         341      5
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Loan Purpose

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Loan Purpose                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Purchase                                  3,104     $575,019,965.64          63.81%   42.48%    7.075%      661      83.28%
C/O Refi                                  1,308      297,673,257.30          33.03    41.61     7.090       619      81.83
R/T Refi                                    131       23,157,487.15           2.57    42.69     7.114       624      83.72
Texas C/O Refi                               43        5,262,164.52           0.58    39.69     7.085       618      75.35
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Loan Purpose                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
Purchase                                    340         337      3
C/O Refi                                    348         345      3
R/T Refi                                    347         344      3
Texas C/O Refi                              333         330      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Product Type

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Product Type                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
10 YR FIXED                                   2          $80,293.81           0.01%   40.13%    8.919%      691      84.08%
15 YR FIXED                                  53        5,597,065.03           0.62    39.69     7.131       652      75.35
15/30 BALLOON                             1,197       79,022,528.72           8.77    42.10     9.934       662      99.36
20 YR FIXED                                  12          982,492.11           0.11    40.25     7.504       668      70.36
25 YR FIXED                                   1          154,159.35           0.02    37.46     6.650       608      77.50
2/28 ARM                                  1,114      245,983,464.69          27.30    41.95     7.100       625      81.14
2/28 ARM with 10 yr IO                       28        9,640,445.65           1.07    39.80     6.310       654      81.43
2/28 ARM with 5 yr IO                       800      250,970,353.63          27.85    42.31     6.401       667      80.73
2/28 ARM 30/40 BALLOON                      484      159,305,512.41          17.68    42.72     6.779       632      81.14
30 YR FIXED                                 630       73,005,959.17           8.10    42.27     7.750       643      84.58
30/40 BALLOON                                19        3,955,158.27           0.44    42.71     7.144       635      80.28
3/27 ARM                                     73       15,534,731.17           1.72    42.76     6.775       619      81.89
3/27 ARM with 10 yr IO                        4        1,580,800.00           0.18    43.15     6.272       683      80.00
3/27 ARM with 5 yr IO                        37       10,058,941.59           1.12    46.96     6.229       666      80.59
3/27 ARM 30/40 BALLOON                       18        6,055,063.74           0.67    41.72     6.257       640      81.34
5/25 ARM                                     38       10,904,504.37           1.21    41.27     6.220       663      77.42
5/25 ARM with 10 yr IO                        1          494,400.00           0.05    30.08     6.150       653      80.00
5/25 ARM with 5 yr IO                        63       24,042,962.44           2.67    39.67     6.123       680      78.99
5/25 ARM 30/40 BALLOON                        8        2,638,777.29           0.29    39.99     6.375       655      80.59
6mo ARM                                       3          628,692.03           0.07    35.13     7.351       622      87.49
6mo ARM 30/40 BALLOON                         1          476,569.14           0.05    50.45     7.850       644      90.00
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Product Type                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
10 YR FIXED                                 120         116      4
15 YR FIXED                                 180         177      3
15/30 BALLOON                               180         177      3
20 YR FIXED                                 240         237      3
25 YR FIXED                                 300         296      4
2/28 ARM                                    360         357      3
2/28 ARM with 10 yr IO                      360         358      2
2/28 ARM with 5 yr IO                       360         356      4
2/28 ARM 30/40 BALLOON                      360         358      2
30 YR FIXED                                 360         357      3
30/40 BALLOON                               360         358      2
3/27 ARM                                    360         357      3
3/27 ARM with 10 yr IO                      360         358      2
3/27 ARM with 5 yr IO                       360         356      4
3/27 ARM 30/40 BALLOON                      360         358      2
5/25 ARM                                    360         356      4
5/25 ARM with 10 yr IO                      360         358      2
5/25 ARM with 5 yr IO                       360         357      3
5/25 ARM 30/40 BALLOON                      360         358      2
6mo ARM                                     360         357      3
6mo ARM 30/40 BALLOON                       360         357      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

IO Term

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
IO Term                                 Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0                                         3,653     $604,324,971.30          67.06%   42.19%    7.431%      635      83.83%
60                                          900      285,072,257.66          31.64    42.25     6.371       668      80.58
120                                          33       11,715,645.65           1.30    39.84     6.298       658      81.18
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
IO Term                                Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0                                           335         332      3
60                                          360         356      4
120                                         360         358      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Lien Position

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Lien Position                           Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
1                                         3,026     $802,701,531.17          89.08%   42.12%    6.735%      644      80.73%
2                                         1,560       98,411,343.44          10.92    42.66     9.906       661      99.33
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Lien Position                          Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
1                                           359         356      3
2                                           214         211      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Prepayment Penalty Term

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Prepayment Penalty Term                 Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0                                         1,639     $257,324,190.39          28.56%   41.52%    7.538%      642      83.67%
12                                          177       48,999,005.42           5.44    40.79     6.892       656      80.80
24                                        2,331      505,828,488.72          56.13    42.52     6.918       647      82.75
36                                          439       88,961,190.08           9.87    42.92     6.788       649      81.33
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Prepayment Penalty Term                Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0                                           333         330      3
12                                          349         346      3
24                                          346         343      3
36                                          350         347      3
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Geographic Distribution

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Geographic Distribution                 Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
California                                1,581     $456,279,642.61          50.64%   42.79%    6.805%      660      82.72%
New York                                    219       52,522,473.83           5.83    42.49     7.110       650      81.28
Washington                                  282       39,951,945.39           4.43    42.44     7.120       628      82.66
Maryland                                    171       32,783,717.87           3.64    40.79     7.178       628      82.06
Florida                                     213       31,974,035.07           3.55    39.39     7.598       629      82.55
Virginia                                    128       26,860,302.30           2.98    42.66     7.374       637      80.68
New Jersey                                  118       26,815,854.78           2.98    41.99     7.147       635      82.31
Texas                                       240       25,954,691.90           2.88    38.97     7.566       635      81.98
Massachusetts                                96       22,486,664.93           2.50    44.18     6.959       648      80.63
Arizona                                     156       21,579,352.06           2.39    39.23     7.454       634      85.12
Nevada                                       91       17,879,278.56           1.98    41.22     7.521       646      82.60
Colorado                                    156       16,195,005.70           1.80    45.35     7.540       631      85.05
Illinois                                     98       15,907,981.82           1.77    40.71     7.218       623      83.65
Oregon                                      122       15,009,189.19           1.67    40.76     7.155       642      84.38
Georgia                                      98       11,077,582.43           1.23    43.55     7.989       625      85.63
Connecticut                                  50       10,401,737.42           1.15    42.47     7.173       622      81.41
Ohio                                        102        9,593,784.85           1.06    45.69     7.738       612      88.72
Pennsylvania                                 64        7,897,181.49           0.88    38.22     7.438       606      81.62
Idaho                                        57        4,989,801.21           0.55    39.07     7.456       633      84.36
North Carolina                               48        4,660,190.74           0.52    39.84     7.932       620      85.49
District of Columbia                         23        4,391,835.57           0.49    39.60     7.299       613      77.06
Louisiana                                    58        4,334,736.11           0.48    38.93     8.171       595      85.25
Tennessee                                    63        4,095,029.56           0.45    45.98     7.612       621      87.24
Wisconsin                                    41        4,088,224.98           0.45    37.37     8.013       624      86.38
Mississippi                                  37        3,873,043.83           0.43    38.61     7.643       616      84.23
Utah                                         32        3,620,513.31           0.40    45.69     7.628       626      83.78
Michigan                                     38        3,569,474.45           0.40    40.17     8.091       597      86.40
Rhode Island                                 15        3,028,139.86           0.34    40.25     6.818       655      76.92
New Hampshire                                16        2,583,968.65           0.29    41.06     6.768       636      79.35
Missouri                                     32        2,357,464.15           0.26    42.22     7.990       606      84.52
Oklahoma                                     20        2,172,971.26           0.24    41.15     7.913       599      85.95
South Carolina                               16        1,760,225.83           0.20    42.43     8.130       612      84.86
Kentucky                                     22        1,697,267.80           0.19    42.44     8.016       618      90.10
Indiana                                      21        1,634,274.44           0.18    39.26     7.555       615      87.65
Kansas                                        9        1,271,119.02           0.14    44.17     7.650       574      87.43
Maine                                         8        1,144,862.55           0.13    44.08     7.893       611      83.07
New Mexico                                    8        1,084,882.72           0.12    37.66     7.648       600      79.83
Minnesota                                     8        1,015,914.84           0.11    45.62     7.324       585      85.91
Arkansas                                      8          857,218.46           0.10    36.83     7.880       596      81.03
Delaware                                      6          653,715.19           0.07    39.30     7.552       592      81.63
Montana                                       6          472,545.26           0.05    41.39     7.741       654      85.30
Wyoming                                       4          383,170.48           0.04    29.26     8.238       587      85.97
West Virginia                                 2           78,863.52           0.01    49.58    10.205       620     100.00
Alabama                                       1           61,642.26           0.01    32.85    10.125       599      95.00
Iowa                                          1           39,374.88           0.00    42.50     8.990       605      72.73
South Dakota                                  1           21,981.48           0.00    39.44    10.250       591     100.00
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Geographic Distribution                Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
California                                  344         341      3
New York                                    340         338      2
Washington                                  344         341      3
Maryland                                    347         345      2
Florida                                     343         340      3
Virginia                                    342         340      2
New Jersey                                  343         341      2
Texas                                       330         328      2
Massachusetts                               342         340      2
Arizona                                     341         338      3
Nevada                                      341         338      3
Colorado                                    346         342      4
Illinois                                    344         341      2
Oregon                                      346         342      5
Georgia                                     342         339      4
Connecticut                                 348         345      2
Ohio                                        349         344      5
Pennsylvania                                345         343      2
Idaho                                       344         341      4
North Carolina                              331         327      4
District of Columbia                        343         341      2
Louisiana                                   337         335      2
Tennessee                                   329         325      4
Wisconsin                                   337         333      4
Mississippi                                 337         334      2
Utah                                        326         321      5
Michigan                                    344         340      3
Rhode Island                                334         331      2
New Hampshire                               355         353      2
Missouri                                    349         346      3
Oklahoma                                    337         335      2
South Carolina                              352         349      3
Kentucky                                    330         325      5
Indiana                                     332         329      3
Kansas                                      350         347      3
Maine                                       331         329      2
New Mexico                                  348         345      3
Minnesota                                   338         333      5
Arkansas                                    360         357      3
Delaware                                    345         343      2
Montana                                     312         310      2
Wyoming                                     348         346      2
West Virginia                               180         178      2
Alabama                                     360         356      4
Iowa                                        120         117      3
South Dakota                                180         178      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Range of Gross Margins - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Gross Margin                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0.501 - 1.000                                 1         $440,743.31           0.06%   52.76%    6.151%      657      80.00%
3.001 - 3.500                                 1          197,305.61           0.03    57.29     6.700       607      89.19
3.501 - 4.000                                 3          559,806.66           0.08    53.93     5.893       608      85.63
4.001 - 4.500                                91       23,259,138.61           3.15    41.42     6.183       650      80.52
4.501 - 5.000                               137       39,007,129.42           5.28    47.18     5.886       664      79.45
5.001 - 5.500                               374      111,173,252.07          15.06    43.19     6.204       661      79.27
5.501 - 6.000                               533      162,065,014.61          21.95    41.96     6.368       653      79.65
6.001 - 6.500                               598      176,621,067.30          23.92    41.77     6.726       643      80.61
6.501 - 7.000                               473      120,780,619.01          16.36    41.99     7.094       637      81.22
7.001 - 7.500                               215       52,530,044.63           7.11    40.82     7.436       625      83.75
7.501 - 8.000                               203       44,239,597.80           5.99    40.45     7.925       608      86.72
8.001 - 8.500                                26        4,518,246.89           0.61    40.51     8.200       612      89.28
8.501 - 9.000                                11        1,593,121.15           0.22    41.49     8.712       593      81.32
9.001 - 9.500                                 2          131,099.11           0.02    45.01     9.760       517      87.40
9.501 - 10.000                                4        1,199,031.97           0.16    37.90     9.926       554      88.10
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    2,672     $738,315,218.15         100.00%   42.20%    6.708%      645      80.90%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Gross Margin                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0.501 - 1.000                               360         358      2
3.001 - 3.500                               360         356      4
3.501 - 4.000                               360         357      3
4.001 - 4.500                               360         356      4
4.501 - 5.000                               360         355      5
5.001 - 5.500                               360         357      3
5.501 - 6.000                               360         357      3
6.001 - 6.500                               360         357      3
6.501 - 7.000                               360         357      3
7.001 - 7.500                               360         358      2
7.501 - 8.000                               360         358      2
8.001 - 8.500                               360         357      3
8.501 - 9.000                               360         358      2
9.001 - 9.500                               360         358      2
9.501 - 10.000                              360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Initial Periodic Rate Cap - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Initial Cap                             Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
1.000                                        14       $2,797,807.57           0.38%   41.72%    7.409%      625      83.88%
1.500                                       102       28,144,818.69           3.81    42.27     6.990       627      82.31
2.900                                         1          459,397.68           0.06    30.38     6.990       613      75.00
3.000                                     2,512      688,636,758.71          93.27    42.29     6.710       644      80.88
5.000                                        43       18,276,435.50           2.48    38.85     6.093       681      78.86
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    2,672     $738,315,218.15         100.00%   42.20%    6.708%      645      80.90%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Initial Cap                            Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
1.000                                       360         357      3
1.500                                       360         357      3
2.900                                       360         358      2
3.000                                       360         357      3
5.000                                       360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Periodic Rate Cap - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Periodic Cap                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
1.000                                     2,666     $736,763,729.26          99.79%   42.19%    6.707%      645      80.90%
1.500                                         1          494,140.98           0.07    43.37     6.250       602      80.00
2.000                                         5        1,057,347.91           0.14    44.97     7.440       625      76.50
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    2,672     $738,315,218.15         100.00%   42.20%    6.708%      645      80.90%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Periodic Cap                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
1.000                                       360         357      3
1.500                                       360         348     12
2.000                                       360         356      4
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Range of Maximum Interest Rates - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Maximum Rate                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
10.501 - 11.000                               2         $231,899.58           0.03%   55.44%    5.000%      612      79.45%
11.001 - 11.500                              40       12,779,492.07           1.73    42.19     5.485       671      79.38
11.501 - 12.000                             167       51,990,386.12           7.04    45.19     5.722       670      78.98
12.001 - 12.500                             485      158,240,862.67          21.43    42.82     5.996       662      79.83
12.501 - 13.000                             573      167,117,804.54          22.64    42.06     6.433       654      80.39
13.001 - 13.500                             586      166,339,098.33          22.53    41.96     6.844       646      81.12
13.501 - 14.000                             318       76,567,331.21          10.37    41.23     7.341       630      81.69
14.001 - 14.500                             265       62,158,381.77           8.42    41.38     7.807       607      82.41
14.501 - 15.000                              84       17,363,332.33           2.35    42.16     8.254       595      84.00
15.001 - 15.500                             100       18,036,295.79           2.44    40.45     8.803       570      86.44
15.501 - 16.000                              25        3,201,192.12           0.43    36.93     9.217       547      82.98
16.001 - 16.500                              19        3,152,352.80           0.43    36.01     9.701       564      87.47
16.501 - 17.000                               4          869,632.03           0.12    40.69    10.417       513      80.16
17.001 - 17.500                               2          135,272.52           0.02    39.64    10.950       539      87.99
17.501 - 18.000                               2          131,884.27           0.02    29.11    11.027       545      80.81
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    2,672     $738,315,218.15         100.00%   42.20%    6.708%      645      80.90%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Maximum Rate                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
10.501 - 11.000                             360         355      5
11.001 - 11.500                             360         355      5
11.501 - 12.000                             360         356      4
12.001 - 12.500                             360         357      3
12.501 - 13.000                             360         357      3
13.001 - 13.500                             360         357      3
13.501 - 14.000                             360         357      3
14.001 - 14.500                             360         358      2
14.501 - 15.000                             360         357      3
15.001 - 15.500                             360         358      2
15.501 - 16.000                             360         357      3
16.001 - 16.500                             360         358      2
16.501 - 17.000                             360         358      2
17.001 - 17.500                             360         358      2
17.501 - 18.000                             360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Range of Minimum Interest Rates- (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Minimum Rate                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
4.501 - 5.000                                 2         $231,899.58           0.03%   55.44%    5.000%      612      79.45%
5.001 - 5.500                                87       30,598,967.97           4.14    40.99     5.428       678      78.35
5.501 - 6.000                               434      148,716,248.66          20.14    43.10     5.860       662      79.83
6.001 - 6.500                               604      177,120,434.83          23.99    42.47     6.338       657      80.26
6.501 - 7.000                               662      186,723,532.24          25.29    42.50     6.816       648      80.76
7.001 - 7.500                               332       82,294,606.30          11.15    40.89     7.290       630      81.83
7.501 - 8.000                               302       68,303,993.20           9.25    41.92     7.794       609      82.34
8.001 - 8.500                                86       17,410,539.37           2.36    41.63     8.219       594      83.53
8.501 - 9.000                               106       18,774,976.97           2.54    40.83     8.787       573      87.03
9.001 - 9.500                                30        3,845,922.65           0.52    37.01     9.226       557      84.02
9.501 - 10.000                               20        3,244,186.74           0.44    36.62     9.716       562      87.79
10.001 - 10.500                               3          782,752.85           0.11    39.78    10.483       514      82.21
10.501 - 11.000                               3          191,208.35           0.03    36.41    10.884       530      80.25
11.001 - 11.500                               1           75,948.44           0.01    29.48    11.250       573      95.00
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    2,672     $738,315,218.15         100.00%   42.20%    6.708%      645      80.90%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Minimum Rate                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
4.501 - 5.000                               360         355      5
5.001 - 5.500                               360         356      4
5.501 - 6.000                               360         357      3
6.001 - 6.500                               360         357      3
6.501 - 7.000                               360         357      3
7.001 - 7.500                               360         357      3
7.501 - 8.000                               360         357      3
8.001 - 8.500                               360         357      3
8.501 - 9.000                               360         357      3
9.001 - 9.500                               360         357      3
9.501 - 10.000                              360         358      2
10.001 - 10.500                             360         358      2
10.501 - 11.000                             360         358      2
11.001 - 11.500                             360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

Next Interest Adjustment Date - (Adjustable Loans Only)

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Next Adjustment Date                    Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
November-05                                   3         $874,922.72           0.12%   43.66%    7.981%      616      90.83%
December-05                                   1          230,338.45           0.03    34.44     5.990       691      80.00
August-06                                     1          130,458.77           0.02    45.96     7.400       507      77.50
December-06                                   2          540,356.90           0.07    43.11     6.787       654      87.65
January-07                                   34        8,686,625.59           1.18    47.38     6.600       625      80.76
February-07                                  40       10,773,478.99           1.46    42.72     6.398       666      78.87
March-07                                    450      110,432,715.88          14.96    45.52     6.560       656      80.86
April-07                                     73       22,500,998.65           3.05    43.77     6.721       633      82.36
May-07                                      432      120,179,002.53          16.28    41.60     6.803       642      81.18
June-07                                   1,394      392,656,139.07          53.18    41.29     6.799       640      80.95
December-07                                   1          191,950.00           0.03    55.48     5.250       696      80.00
January-08                                    5          989,592.75           0.13    48.76     6.464       627      81.42
February-08                                   2          630,799.92           0.09    54.65     5.581       678      80.00
March-08                                     48        9,959,815.88           1.35    46.61     6.413       650      81.08
April-08                                      7        1,824,094.15           0.25    43.34     6.684       647      80.28
May-08                                       15        4,121,415.84           0.56    44.38     6.830       616      86.24
June-08                                      54       15,511,867.96           2.10    41.12     6.484       638      80.33
August-09                                     1          494,140.98           0.07    43.37     6.250       602      80.00
February-10                                   4          957,435.98           0.13    41.18     5.628       661      78.25
March-10                                     29        8,134,133.36           1.10    41.21     6.269       666      78.98
April-10                                      5        3,111,243.44           0.42    44.07     5.815       708      76.45
May-10                                       19        6,443,018.82           0.87    40.24     6.031       665      80.88
June-10                                      52       18,940,671.52           2.57    38.64     6.256       675      78.13
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    2,672     $738,315,218.15         100.00%   42.20%    6.708%      645      80.90%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Next Adjustment Date                   Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
November-05                                 360         357      3
December-05                                 360         358      2
August-06                                   360         348     12
December-06                                 360         352      8
January-07                                  360         353      7
February-07                                 360         354      6
March-07                                    360         355      5
April-07                                    360         356      4
May-07                                      360         357      3
June-07                                     360         358      2
December-07                                 360         352      8
January-08                                  360         353      7
February-08                                 360         354      6
March-08                                    360         355      5
April-08                                    360         356      4
May-08                                      360         357      3
June-08                                     360         358      2
August-09                                   360         348     12
February-10                                 360         354      6
March-10                                    360         355      5
April-10                                    360         356      4
May-10                                      360         357      3
June-10                                     360         358      2
------------------------------------   --------   ---------   ----
Total:                                      360         357      3

DTI

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Debt to Income                          Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0.00 - 4.99                                   3         $278,530.17           0.03%    1.42%    8.230%      582      63.59%
5.00 - 9.99                                  17        3,948,534.92           0.44     7.78     7.369       629      79.43
10.00 - 14.99                                25        4,920,259.18           0.55    12.55     6.954       636      85.69
15.00 - 19.99                                68        9,033,567.11           1.00    18.34     7.620       622      80.28
20.00 - 24.99                               140       25,960,480.96           2.88    22.47     6.976       647      82.16
25.00 - 29.99                               225       38,344,526.52           4.26    27.59     7.153       632      83.33
30.00 - 34.99                               412       71,502,627.49           7.93    32.65     7.116       642      82.07
35.00 - 39.99                               697      142,030,698.56          15.76    37.69     7.015       649      82.08
40.00 - 44.99                             1,075      226,143,717.63          25.10    42.70     7.087       652      82.56
45.00 - 49.99                             1,265      257,032,503.83          28.52    47.74     7.143       647      82.84
50.00 - 54.99                               521       98,844,606.09          10.97    52.24     6.978       636      84.35
55.00 >=                                    138       23,072,822.15           2.56    57.60     6.814       645      84.41
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Debt to Income                         Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0.00 - 4.99                                 360         357      3
5.00 - 9.99                                 352         349      3
10.00 - 14.99                               347         344      3
15.00 - 19.99                               342         339      3
20.00 - 24.99                               342         340      3
25.00 - 29.99                               347         345      3
30.00 - 34.99                               340         337      3
35.00 - 39.99                               343         340      3
40.00 - 44.99                               341         338      3
45.00 - 49.99                               343         340      3
50.00 - 54.99                               346         342      4
55.00 >=                                    350         345      4
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Credit Grade

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Credit Grade                            Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
AA                                        1,523     $352,576,487.67          39.13%   41.30%    6.890%      687      83.04%
Not Available                             1,135      178,687,711.01          19.83    45.21     7.025       656      83.50
A                                         1,065      203,670,784.34          22.60    41.70     7.128       624      82.73
A-                                          470       86,088,488.94           9.55    41.47     7.112       598      81.95
B+                                          195       42,577,356.33           4.72    41.10     7.712       567      83.50
B                                           173       32,600,662.96           3.62    41.36     8.080       535      78.29
C                                            25        4,911,383.36           0.55    41.63     8.241       537      75.47
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Credit Grade                           Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
AA                                          336         334      2
Not Available                               351         346      5
A                                           340         337      2
A-                                          348         345      2
B+                                          357         355      2
B                                           360         357      2
C                                           360         358      2
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Delinquency Status

                                        Number                          Percent                                     W.A.
                                          of          Aggregate         of Loans                W.A.      W.A.    Combined
                                       Mortgage       Principal       by Principal    W.A.     Gross     Credit   Original
Delinquency Status                      Loans          Balance          Balance        DTI     Coupon    Score      LTV
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
0-29 days                                 4,565     $897,932,421.24          99.65%   42.17%    7.081%      646      82.76%
30-59 days                                   20        3,105,244.17           0.34    42.83     7.156       658      83.27
60-89 days                                    1           75,209.20           0.01    43.58     7.375       614      87.79
------------------------------------   --------   -----------------   ------------    -----    ------    ------   --------
Total:                                    4,586     $901,112,874.61         100.00%   42.18%    7.081%      646      82.77%

                                         W.A.       W.A.
                                       Original   Remaining   W.A.
                                       Term to     Term to    Loan
Delinquency Status                     Maturity   Maturity    Age
------------------------------------   --------   ---------   ----
0-29 days                                   343         340      3
30-59 days                                  346         341      5
60-89 days                                  360         355      5
------------------------------------   --------   ---------   ----
Total:                                      343         340      3

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.